                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/X/  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             EMERGENT GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                Emergent Group, Inc.
                                                15 South Main Street, Suite 750
                                                Post Office Box 17526
                                                Greenville, SC 29606





                                                     March 20, 1996


To All Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Emergent Group, Inc. (the "Company"), which will be held at the Hyatt Regency Hotel, 220 North Main Street, Greenville, South Carolina, on Thursday, April 18, 1996, at 9:00 A.M. All holders of the Company's outstanding Class A Common Stock and Common Stock of record at the close of business on March 15, 1996, are entitled to notice of and to vote at the Annual Meeting.

     Time will be set aside for discussion of each item of business described in the accompanying Notice of Annual Meeting and Proxy Statement. A current report on the business operations of the Company will be presented at the Annual Meeting and shareholders will have an opportunity to ask questions.

     Upon adjournment of the Annual Meeting, a number of the directors and officers will be available to confer informally with shareholders.

     We hope that you will attend the Annual Meeting. Whether or not you plan to attend, please sign, date and return your proxy promptly in the envelope provided in order to make certain that your shares will be represented at the Annual Meeting.

     The Company's Annual Report for 1995 is included in this package, and we urge you to read it carefully.

                                           Sincerely yours,



                                           John M. Sterling, Jr.
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                             EMERGENT GROUP, INC.
                       15 SOUTH MAIN STREET, SUITE 750
                               P. O. BOX 17526
                       GREENVILLE, SOUTH CAROLINA 29606

                           ------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD APRIL 18, 1996
                           ------------------------

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Emergent Group, Inc. (the "Company") will be held at 9:00 A.M. on April 18, 1996, at the Hyatt Regency Hotel, 220 North Main Street, Greenville, South Carolina, for the purpose of considering and acting upon the following:

1. The election of eight Directors to serve until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;

2. The proposal to adopt an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock, $.05 par value (the "Common Stock"), to 30,000,000 shares;

3. The proposal to adopt an amendment to the Company's Articles of Incorporation to provide for all outstanding shares of Class A Common Stock, $.05 par value (the "Class A Common Stock"), and all shares of Class A Common Stock reserved for issuance pursuant to existing Company obligations to be converted on a one-for-one basis into Common Stock;

4. The proposal to adopt an amendment to the Company's Articles of Incorporation to cancel all authorized but unissued shares of Class A Common Stock;

5.   The proposal to approve the Company's Restricted Stock Agreement Plan;
     and

6. The transaction of such other matters as may properly come before the meeting or any adjournment thereof.

     Only those shareholders of record at the close of business on March 15, 1996, will be entitled to notice of the meeting and to vote at the meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           C. Thomas Wyche, Secretary

Greenville, South Carolina
March 20, 1996

     A form of proxy and the Annual Report of the Company for the calendar year 1995 are enclosed. You are cordially invited to attend the meeting in person but, whether or not you plan to attend, you are urged to SIGN, DATE and RETURN the proxy in the enclosed, postage-paid, addressed envelope. If you attend the meeting, you may either vote by your proxy or withdraw your proxy and vote in person.

                             EMERGENT GROUP, INC.

                       15 SOUTH MAIN STREET, SUITE 750
                               P. O. BOX 17526
                       GREENVILLE, SOUTH CAROLINA 29606

                           ------------------------

                               PROXY STATEMENT

                           ------------------------

                        ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 18, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Emergent Group, Inc. (hereinafter called the "Company") to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 9:00 A.M. on Thursday, April 18, 1996, at the Hyatt Regency Hotel, 220 North Main Street, Greenville, South Carolina.
The approximate date of mailing this Proxy Statement is March 20, 1996.

     Shares represented by proxies in the accompanying form, if properly signed and returned and not revoked before their voting, will be voted at the Annual Meeting and any adjournment or adjournments thereof in accordance with the specifications made thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by that proxy will be voted (1) FOR the election of the nominees for director named in this proxy statement, (2) FOR the proposal to adopt an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock, $.05 par value ("Common Stock"), to 30,000,000 shares ("the Common Stock Increase Amendment"), (3) FOR the proposal to adopt an amendment to the Company's Articles of Incorporation to provide that all outstanding shares of the Company's Class A Common Stock, $.05 par value (the "Class A Common Stock"), and all shares of Class A Common Stock reserved for issuance pursuant to existing Company obligations be converted on a one-for-one basis into the Company's Common Stock (the "Class A Conversion Amendment"), (4) FOR the proposal to adopt an amendment to the Company's Articles of Incorporation to cancel all authorized but unissued shares of Class A Common Stock (the "Class A Elimination Amendment"), (5) FOR the proposal to approve the Company's Restricted Stock Agreement Plan, and (6) in the discretion of the proxy holders on such other matters as may properly come before the meeting.

     Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company prior to the proxy being voted, by mailing to the Company a later dated proxy which is received by the Company prior to the meeting or by attending the meeting and giving notice of revocation to the Secretary of the Company either prior to the meeting or in open meeting prior to the proxy being voted (although attendance at the meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Emergent Group, Inc., Post Office Box 17526, Greenville, South Carolina 29606, Attention: Secretary.

     Shareholders of record at the close of business on March 15, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. As of such date, there were outstanding 6,387,142 shares of Class A Common Stock, and 123,024 shares of Common Stock, each of which is entitled to one vote. An automated system administered by the Company's transfer agent tabulates the votes. Each is tabulated separately. Abstentions and broker non-votes are each included in the determination of the number of shares present for purposes of determining whether a quorum exits. A majority of the shares outstanding present in person or by proxy will constitute a quorum at the meeting. Abstentions and broker non-votes are counted as a vote against proposals two, three and four to amend the Articles of Incorporation and proposal five to adopt the Company's Restricted Stock Agreement Plan. Directors are elected by a plurality of votes cast by the shares entitled to vote at the meeting. Items two, three and four for Amendments to the Company's Articles of Incorporation require the affirmative vote of two-thirds of the issued and outstanding shares of Common Stock and Class A Common Stock. Item five, the approval of the Company's Restricted Stock Agreement Plan, requires the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote on the matter.

     The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this proxy statement. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's regular officers and employees in person or by telephone or telegram for no additional compensation. The Company, upon request, will also reimburse brokers or persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.


                            ELECTION OF DIRECTORS
                                (PROXY ITEM 1)

NOMINEES

     The Company's Bylaws provide that the Company shall have at least three and no more than nine directors, with the exact number to be determined by the Board of Directors. The Board of Directors has, by resolution, fixed the number of directors at eight. Each director will serve until the next annual meeting of shareholders or until his successor has been elected or appointed. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees named below. All of the nominees for director are currently directors of the Company. If any nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by vote of a majority of the directors then in office until the next meeting of shareholders.

     The Company's Class A Common Stock and Common Stock may be voted cumulatively in the election of directors. The right to vote cumulatively means that each shareholder entitled to vote at the election of directors shall be entitled to as many votes as shall equal the number of shares of Class A Common Stock and Common Stock held by the shareholder as of the Record Date multiplied by the number of directors to be elected and may cast all such votes for a single candidate or may distribute them among two or more candidates nominated for director. No shares may be voted in such manner unless the shareholder intending to vote cumulatively shall either: (1) give separate written designation to an officer of the Company not less than 48 hours before the time for the meeting, stating that such shareholder intends to vote his or her shares cumulatively, which notice will be announced in the meeting before the voting, or (2) announce his or her intention in the meeting before the voting for directors shall commence. Instructions with respect to cumulative voting on the proxy card do not constitute notice of an election that a shareholder intends to vote his or her shares cumulatively. In the event that cumulative voting is invoked, the person presiding may, or if requested by any shareholder shall, recess the meeting for a period not to exceed two hours. If any shareholder of the Company exercises his or her right to vote cumulatively in the election of directors, all shares, including those to be voted by proxy holders, will be voted cumulatively. If there is no designation and cumulative voting rights are invoked, proxy holders, in their own judgment, will cumulate votes for directors to secure the election of as many as possible of the Board of Directors' nominees. Directors will be elected by a plurality of votes.

     The names of the nominees for director, together with certain information about them, are as follows:

                                    DIRECTOR
  NAME AND AGE                      SINCE      PRINCIPAL OCCUPATION
----------------------------------  --------   ----------------------------------
CLARENCE B. BAUKNIGHT (59)          1995       Chairman of the Board and Chief
                                               Executive Officer, Builderway,
                                               Inc. and Enterprise Computer
                                               Systems, Inc. (1)

ROBERT S. DAVIS (49)                1990       Vice President and Chief Financial
                                               Officer of the Company (2)

KEITH B. GIDDENS (41)               1992       Executive Vice President and
                                               Chief Operating Officer of the Company (3)

TECUMSEH HOOPER, JR. (48)           1991       President, Modern Office Machines, Inc. (4)

JACOB H. MARTIN (77)                1991       Retired Chairman, Standard Car Truck
                                               Company; Of counsel to the law firm of
                                               Martin, Craig, Chester & Sonnenschein (5)

BUCK MICKEL (70)                    1991       Chairman of the Board and Chief
                                               Executive Officer, RSI Holdings, Inc. (6)

PORTER B. ROSE (54)                 1991       President, Liberty Insurance Services, Inc;
                                               President, Liberty Investment Group,
                                               Inc.; Chairman, Liberty Properties
                                               Group, Inc.; Chairman, Liberty
                                               Capital Advisors, Inc. (7)

JOHN M. STERLING, JR. (58)          1991       Chairman of the Board, President and
                                               Chief Executive Officer of the
                                               Company; President of Palmetto Seed
                                               Capital Corporation (8)


(1) Mr. Bauknight has been Chairman of the Board and CEO of Builderway, Inc. since 1976. Builderway, Inc. is engaged in the business of distribution and retail sale of building supplies and appliances. Mr. Bauknight has also served since 1978 as Chairman of the Board and CEO of Enterprise Computer Systems, Inc. which is engaged in the development of computer software for the building supply industry. Mr. Bauknight also serves on the Board of Directors of Builder Marts of America, Inc., a building supply company. Mr. Bauknight was a founder of all three of these companies.

(2) Mr. Davis has served as Vice President and Chief Financial Officer of the Company since January 1991, as Treasurer of the Company from 1992 to 1995, as Vice President of Finance of the Company from November 1989 through June 1990, as President and Treasurer of the Company from June through December 1990, and as Corporate Controller of the Company from 1986 through November 1989. Prior to 1986, Mr. Davis was Chief Financial Officer of Alexander's Wholesale Distributors, Inc., a catalog retailer of consumer goods.

(3) Mr. Giddens has served as Executive Vice President and Chief Operating Officer of the Company since November 1995, and as Vice President of Operations of the Company from 1994 to 1995. He has served as CEO and Vice-Chairman of Carolina Investors, Inc. ("CII"), and as CEO and Chairman of Premier Financial Services, Inc. ("Premier"), of The Loan Pro$, Inc. ("Loan Pro$"), and of Emergent Business Capital, Inc. ("EBC") since the date of their respective acquisitions by the Company in 1991. In addition, Mr. Giddens has served as President of Emergent Financial Corporation, a subsidiary of the Company, since 1992. Mr. Giddens was a partner in the public accounting firm of Ernst & Young LLP from October 1988 through April 1991 and a Senior Manager at such firm from October 1984 through September 1988.

(4) Mr. Hooper served as Treasurer of the Company from January 1991 through 1992. Mr. Hooper has served as President of Modern Office Machines, Inc. ("MOM"), which is engaged in the sale of office equipment and supplies, since 1982. From October 1994 through September 1995, Mr. Hooper served as Southeast Regional Director for Alco Office Products, MOM's parent company. From 1981 to 1995, Mr. Hooper served as General Partner of Reedy River Ventures ("RRV"). RRV is a Small Business Investment Company licensed by the Small Business Administration to invest in small businesses. RRV is also managed by the Company.

(5) Mr. Martin was Chairman of Standard Car Truck Company from January 1989 until May 1, 1995, when he retired from this position. Standard Car Truck Company is engaged in the business of designing, manufacturing and selling railroad equipment. Mr. Martin also served as Chairman of the Board of Enterprise Finance Company ("EFC") and as Chairman of the Board of Freight Car Building and Supply Company ("FCBSC") until May 1995, when he retired from these positions. EFC and FCBSC are engaged in the finance business and railway equipment accessories business, respectively. Prior to 1989, Mr. Martin was a partner of the law firm of Martin, Craig, Chester & Sonnenschein in Chicago, Illinois. Mr. Martin is presently of counsel to that firm.

(6) Mr. Mickel has served since 1989 as Chairman of the Board and Chief Executive Officer of RSI Holdings, Inc., which until 1994 engaged in the distribution of outdoor power and turf care equipment and is currently seeking new business opportunities. Mr. Mickel has served in various executive positions, including Vice Chairman of the Board of Fluor Corporation, a construction firm, from which he resigned in 1987, and Chairman of the Board of Daniel International Corporation, a construction firm and a subsidiary of Fluor Corporation, from which he resigned in 1987. Mr. Mickel also serves on the Board of Directors of Fluor Corporation, Monsanto Company, NationsBank Corporation, Liberty Corporation, Duke Power Company, Delta Woodside Industries, Inc. and Insignia Financial Group, Inc.

(7) Mr. Rose has been President of Liberty Insurance Services, Inc. ("Liberty Services") since January 1995, President of Liberty Investment Group, Inc. ("Liberty Services") since April 1992, and Chairman of Liberty Capital Advisors, Inc. ("Liberty Capital") and of Liberty Properties Group, Inc. ("Liberty Properties") since January 1987 (collectively, the "Liberty Subsidiaries"). Mr. Rose served as President of Liberty Capital from January 1987 to April 1992 and as Executive Vice President of Investments for Liberty Life Insurance Company from 1983 through 1987. The Liberty Subsidiaries variously engage in property development, third-party administration for non-affiliated life insurance companies, and the management of investment portfolios for Liberty Corporation, its subsidiaries and other clients. Assets managed by the Liberty Subsidiaries total approximately $2 billion. Liberty Services, Liberty Group, Liberty Capital, Liberty Properties and Liberty Life Insurance Company are subsidiaries of Liberty Corporation. Liberty Corporation is a holding company engaged in insurance and media activities.

(8) Mr. Sterling was elected President, Chief Executive Officer and Chairman of the Board of the Company in January 1991. Mr. Sterling has served as President of Palmetto Seed Capital Corporation since November 1993. Palmetto Seed Capital Corporation is the general partner of Palmetto Seed Capital, L.P. ("PSC"). PSC invests primarily in early stage South Carolina companies and is managed by the Company. Mr. Sterling was Chairman of the Board and Chief

     Executive Officer of MOM from 1981 through August 1992. Mr. Sterling served as General Partner and Manager of RRV, which Mr. Sterling also founded, from 1981 to 1995. In 1995 the Company became General Partner and Manager of RRV. Mr. Sterling also serves on the Board of Directors of Datastream Systems, Inc. and several private companies.


                           MEETINGS AND COMMITTEES

     During fiscal 1995, the Company's Board of Directors met four times. Each director attended more than 75% of the total number of meetings of the Board of Directors and all committees on which he served.

     The Board of Directors has an Executive Committee, the function of which is to make decisions between meetings of the Board of Directors pursuant to authority delegated by the Board of Directors. The current members of the Executive Committee are Messrs. Sterling, Rose and Mickel. The Executive Committee met two times during 1995.

     The Board of Directors also has an Audit Committee, which is responsible for reviewing and making recommendations regarding the Company's engagement of independent auditors, the annual audit of the Company's financial statements and the Company's internal accounting practices and policies. The current members of the Audit Committee are Messrs. Hooper, Bauknight and Rose. The Audit Committee met one time during 1995.

     The Board of Directors also has a Compensation Committee, the function of which is to make recommendations to the Board of Directors as to the salaries, bonuses and stock option awards of the officers and employees of the Company. The current members of the Compensation Committee are Messrs. Bauknight, Mickel and Martin. The Compensation Committee met one time during 1995.

     The Board of Directors has a Risk Oversight Committee, the function of which is to review the operations of the Company with a view toward assessing various Company risks, including asset/liability risk, interest rate risk, credit risk and liquidity risk. The current members of the Risk Oversight Committee are Messrs. Bauknight, Rose and Hooper. This committee, which was formed in November 1995, has met one time since inception.

     The Board of Directors does not have a Nominating Committee. The functions of a nominating committee are performed by the Board of Directors as a whole.

                               DIRECTORS' FEES

     Non-management Board members receive a director's fee of $12,000 per year. Pursuant to the terms of the Company's Director Stock Option Plan, each non-employee director of the Company (an "Outside Director") is entitled to receive automatically from the Company on December 31 of each year options with respect to an aggregate of 14 shares of Common Stock and 652 shares of Class A Common Stock. These amounts have been adjusted to give effect to the one-for-three reverse split effective as of June 14, 1995 and the two-for-one split effected March 1, 1996 (collectively, the "Stock Splits"). Such options have an exercise price equal to the average of the bid and ask price per share of a share of the class as quoted by the National Daily Quotation Service on the date of grant. On December 31, 1995, each of Messrs. Bauknight, Hooper, Martin, Mickel and Rose received options with respect to 326 shares of Class A Common stock (which became 652 shares in the two-for-one split) and 7 shares of Common Stock (which became 14 shares in the two-for-one split). The options of each of Messrs. Bauknight, Hooper, Martin and Rose have a per-share exercise price of $9.44, and the options of Mr. Mickel have a per-share exercise price of $10.38, each as adjusted to give effect to the Splits.

     In addition, pursuant to the terms of the Company's Restricted Stock Agreement Plan submitted for shareholder approval at the Annual Meeting, each Outside Director is entitled to receive annual grants of agreements entitling him to purchase, at $.05 per share, a number of shares of Common Stock having a fair market value of $12,000. On January 31, 1996, each of Messrs. Bauknight, Hooper, Martin, Mickel and Rose received restricted stock awards, contingent upon shareholder approval of the Restricted Stock Agreement Plan, with respect to 2,100 shares of Common Stock (as adjusted to give effect to the two-for-one split). Such shares may be purchased from the Company for $.05 per share but
are subject to a risk of forfeiture under certain conditions.    See "Proposal
to Adopt the Company's Restricted Stock Agreement Plan."

                      EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth certain information regarding the current executive officers of the Company:



NAME AND AGE                POSITION
--------------------------  --------------------------------------------------------
John M. Sterling, Jr. (58)  Chairman of the Board, President and
                            Chief Executive Officer (1)

Keith B. Giddens (41)       Executive Vice President and Chief Operating Officer (1)

Robert S. Davis (49)        Vice President and Chief Financial Officer (1)

Kevin J. Mast (35)          Treasurer (2)

C. Thomas Wyche (70)        Secretary (3)

------------------------

(1)  See information under "Election of Directors; Nominees."

(2) Mr. Mast has served as Treasurer of the Company since November 1995, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of EBC since April 1992, Chief Financial Officer and Treasurer of Loan
     Pro$ and Premier since April 1995 and Treasurer of CII since April 1995. He serves as a director of each of EBC, Loan Pro$ and Premier. From June 1991 to October 1992, Mr. Mast served as Executive Vice President, Chief Financial Officer and a director of Citizens Bank & Trust Co. and as Chief Financial Officer of its parent company, Business Banc of America. In these positions he was responsible for overseeing accounting systems, financial reporting and internal controls of these companies. Prior to that time, Mr. Mast was a Senior Manager at the accounting firm of Ernst & Young LLP, where he specialized in the audits of financial institutions.

(3) Mr. C. Thomas Wyche is a senior member of the law firm of Wyche, Burgess, Freeman & Parham, P.A. Mr. Wyche has been a member of this law firm since 1951. Mr. Wyche has served as Secretary of the Company since January 1991.


                            EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid by the Company or its subsidiaries during fiscal years 1995, 1994 and 1993 to the Company's Chief Executive Officer and to the executive officers of the Company whose cash and cash-equivalent compensation exceeded $100,000 for services rendered in all capacities (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE


                                                                 Long-Term
                                                                Compensation
                                                                ------------
                                     Annual Compensation           Awards
                                ------------------------------  ------------
                                                     Other       Securities
                                                     Annual      Underlying    All Other
Name and                        Salary    Bonus   Compensation    Options     Compensation
Principal Position        Year  ($)(1)     ($)      ($) (2)       (#) (3)       ($) (4)
------------------        ----  -------  -------  ------------  ------------  ------------
John M. Sterling, Jr.     1995  186,992  110,000       --          30,000            3,234
Chairman, Chief           1994  178,437   70,000       --            --              3,234
Executive Officer and     1993  170,303   50,000       --          33,334            3,148
President

Keith B. Giddens          1995  173,923  100,000       --          74,000            2,835
Executive Vice President  1994  165,900   65,000       --          20,000            2,572
and Chief Operating       1993  157,698   45,000       --          33,334            1,470
Officer

Robert S. Davis           1995   93,796   43,000       --          33,334            2,663
Vice President and        1994   88,137   33,000       --          20,000            2,168
Chief Financial Officer   1993   83,793   25,000       --          33,334            2,285

Kevin J. Mast             1995   93,461   25,000       --          22,668            2,698
Treasurer (5)             1994   82,978   10,000       --            --              2,005
                          1993   75,972   12,513       --            --                808

----------------------------

(1) A portion of total salary may have been deferred, at the option of the employee, pursuant to the Company's 401(k) plan.

(2) Certain amounts may have been expended by the Company which may have had value as a personal benefit to the executive officer. However, the total value of such benefits did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of such executive officer.

(3) All shares of Common Stock and Class A Common Stock have been adjusted to give effect to the Splits.

(4) Amounts shown under "All Other Compensation" consist of contributions during fiscal 1995, 1994 and 1993 to the Company's 401(k) plan in the amount shown to match pre-tax elective deferral contributions (included under salary) made by the executive officers to the plan.

(5) Mr. Mast has served as Treasurer of the Company since November 1995, Executive Vice President and Chief Financial Officer of EBC since April 1992, Chief Financial Officer and Treasurer of Loan Pro$ and Premier since April 1995 and Treasurer of CII since April 1995.


STOCK OPTIONS

     The following table sets forth certain information concerning grants of options to the Named Executive Officers during 1995.

                      OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                             Potential
                                                                                                           Realizable Value
                                                                                                             at Assumed
                                                                                                            Annual Rates of
                                                                                                              Stock Price
                                                                                                            Appreciation for
                                            Individual Grants                                                 Option Term
----------------------------------------------------------------------------------------------------------    -----------
                                                        Percent of
                                  Number of           Total Options
                                  Securities           Granted to
                                  Underlying            Employees     Exercise Price   Expiration
        Name                 Options Granted (#)      in Fiscal Year    ($/Sh)(1)         Date       5% ($)      10%($)
        ----                 -------------------      --------------  --------------      ----       ------      ------
                             Class A
                             Common     Common
                              Stock      Stock
                              -----      -----
John M. Sterling, Jr.        29,400        600                12.7%             5.09   10-31-00      73,309      207,181

Keith B. Giddens             49,000      1,000                21.2%             1.32   01-13-05      41,507      105,187
                             23,520        480                10.2%             4.63   10-31-05      69,807      176,905

Robert S. Davis              13,068        266                 5.6%             1.32   01-13-05      11,069       28,051
                             19,600        400                 8.5%             4.63   10-31-05      58,173      147,421

Kevin J. Mast                 6,534        134                 2.8%             1.32   01-13-05       5,535       14,028
                             15,680        320                 6.8%             4.63   10-31-05      46,538      117,937

(1) These options became exercisable with respect to twenty percent of the shares covered thereby on the date of grant (January 13, 1995 for options expiring January 13, 2005, and October 31, 1995 for options expiring October 31, 2005 and October 31, 2000). The remaining options become exercisable with respect to an additional twenty percent of the shares covered thereby on each of the next four anniversaries of the date of grant.

     The following table sets forth certain information with respect to options to purchase shares of Class A Common Stock and Common Stock held by the Named Executive Officers as to the number of shares covered by both exercisable and unexercisable stock options exercised in 1995. Also reported are the values for the "in-the-money" options which represent the positive spread between the exercise price of any such existing stock option and the year-end fair market value of the Common Stock or Class A Common Stock, as the case may be.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND YEAR-END OPTION VALUES


                                                             Number of
                                                            Securities
                                                            Underlying       Value of Unexercised
                                                           Unexercised           In-the-Money
                                                            Options at            Options at
                                                           1995 Fiscal            1995 Fiscal
                                                           Year-End (#)         Year-End ($) (1)
                                               Value       ------------         ----------------
                         Shares Acquired      Realized      Exercisable/          Exercisable/
Name                     on Exercise (#)        ($)        Unexercisable         Unexercisable
----                     ---------------      --------     -------------         --------------
                        Class A      Common
                      Common Stock   Stock
                      ------------  --------

John M. Sterling, Jr.    25,480       520     167,670           -- / 37,334          -- / 177,567

Keith B. Giddens          5,400         0      39,812       37,400 / 84,534     256,427 / 546,007

Robert S. Davis           4,000       400      32,439       30,266 / 52,002     208,381 / 324,290

Kevin J. Mast             4,624        92      21,811           -- / 18,132          -- /  87,158

(1) The indicated value is based on exercise prices ranging from $1.09 to $5.09 per share and a per share value of $6.50 for Common Stock and $8.50 for Class A Common Stock. This represents the bid price of a share of such stock on December 31, 1995 as reported by the National Daily Quotation Service.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                            OWNERS AND MANAGEMENT


     The following table sets forth as of the Record Date, except as otherwise noted, certain information regarding ownership of the Company's Class A Common Stock and Common Stock by (i) each person or group who is known by the Company to own beneficially more than 5% of the Company's Class A Common Stock or Common Stock, (ii) each of the Company's directors, and (iii) all directors and executive officers of the Company as a group.



Name and Address of                       Amount and Nature of           Percent of Outstanding
Beneficial Owner                        Beneficial Ownership (1)                 Shares
----------------                      ----------------------------       ----------------------
                                          Class A                          Class A
                                          Common         Common            Common      Common
                                          -------        ------            -------     ------

Enterprise Finance Company            321,438 (2)     6,558 (2)             5.03%       5.33%
865 Busse Highway
Park Ridge, IL 60068

John Hancock Mutual Life
Insurance Company                     539,952 (3)    11,018 (3)             8.34%       8.82%
P. O. Box 111
Boston, MA 02118

John M. Sterling, Jr.                 882,610 (4)    18,012 (4)            13.82%      14.64%
P. O. Box 17526
Greenville, SC 29606

C. Thomas Wyche                       202,096 (5)     8,435 (5)             3.16%       6.86%
P. O. Box 728
Greenville, SC 29602-0728

Buck Mickel                           252,670 (6)     5,154 (6)             3.96%       4.19%
P. O. Box 19019
Greenville, SC 29602-9019

Tecumseh Hooper, Jr.                  167,610 (7)     3,418 (7)             2.62%       2.78%
P. O. Box 5615
Greenville, SC 29606

Robert S. Davis                        63,374 (8)     1,292 (8)             0.99%       1.05%
P. O. Box 17526
Greenville, SC 29606

Jacob H. Martin                           130 (9)         2 (9)             0.00%       0.00%
865 Busse Highway
Park Ridge, IL 60068

Porter B. Rose                         16,730(10)        68(10)             0.26%       0.06%
P. O. Box 789
Greenville, SC 29602

Keith B. Giddens                      168,276(11)     3,092(11)             2.63%       2.51%
P. O. Box 998
Pickens, SC 29671



Name and Address of         Amount and Nature of       Percent of Outstanding
Beneficial Owner          Beneficial Ownership (1)            Shares
----------------        ----------------------------   ----------------------
                           Class A                      Class A
                           Common         Common        Common      Common
                           -------        ------        -------     ------
Clarence B. Bauknight      152,958 (12)    2,556 (12)      2.39%      2.08%
P. O. Box 2183
Greenville, SC 29602

Kevin J. Mast                9,832 (13)      200 (13)      0.13%      0.14%
P. O. Box 17526
Greenville, SC 29606

The Sterling Family
Limited Partnership        781,224 (14)   15,944 (14)     12.23%     12.96%
P. O. Box 17526
Greenville, SC 29606

All Executive Officers   1,916,286 (15)   42,229 (15)     29.98%     34.30%
and Directors as a Group
(10 persons)


(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares are deemed "beneficially owned" if the named person or group has the right to acquire ownership of such shares within 60 days. The percentage for each person or group is computed on the assumption that shares subject to acquisition upon the exercise of warrants and options by such person or group are outstanding, but that no other such shares similarly subject to acquisition by other persons are outstanding.

(2) Includes 53,572 shares of Class A Common Stock and 1,092 shares of Common Stock held by Freight Car Builders Supply, Inc., a subsidiary of Enterprise Finance Company.

(3) Includes the right to acquire 90,508 shares of Class A Common Stock and 1,846 shares of Common Stock at $2.63 per share pursuant to currently exercisable stock purchase warrants.

(4) Includes 32,014 shares of Class A Common Stock and 654 shares of Common Stock owned by Mr. Sterling directly. Also includes 781,224 shares of Class A Common Stock and 15,944 shares of Common Stock owned by The Sterling Family Limited Partnership, a limited partnership whose general partners are Mr. Sterling and his spouse and the limited partners of which are their three adult children. Includes 69,372 shares of Class A Common Stock and 1,414 shares of Common Stock owned by a trust of which Mr. Sterling is the sole trustee, as to which shares Mr. Sterling disclaims beneficial ownership.

(5) Includes 78,724 shares of Class A Common Stock and 5,918 shares of Common Stock owned by Mr. Wyche directly, and 122,980 shares of Class A Common Stock and 2,509 shares of Common Stock owned by Mr. Wyche's wife, as to which shares Mr. Wyche disclaims beneficial ownership. Also includes the right to acquire 392 shares of Class A Common Stock and 8 shares of Common Stock at $5.09 per share pursuant to currently exercisable stock options. Excludes 69,372 shares of Class A Common Stock and 1,414 shares of Common Stock owned by a trust of which Mr. Wyche is grantor, as to which shares Mr. Wyche disclaims beneficial ownership.

(6) Includes 20,906 shares of Class A Common Stock and 426 shares of Common Stock owned by Mr. Mickel directly. Also includes 231,634 shares of Class A Common Stock and 4,726 shares of Common Stock owned by Mr. Mickel's spouse, as to which shares he disclaims beneficial ownership, and the right to acquire 130 shares of Class A Common Stock and 2 shares of Common Stock at $10.38 per share pursuant to currently exercisable stock options.

(7)  Includes 167,480 shares of Class A Common Stock and 3,416 shares of
     Common Stock owned by Mr. Hooper directly. Also includes the right to acquire 130 shares of Class A Common Stock and 2 shares of Common Stock at $9.43 per share pursuant to currently exercisable stock options.

(8) Includes 60,614 shares of Class A Common Stock and 1,210 shares of Common Stock owned by Mr. Davis directly. Also includes the right to acquire 2,760 shares of Class A Common Stock and 82 shares of Common Stock at $4.63 per share pursuant to currently exercisable stock options.

(9) Includes the right to acquire 130 shares of Class A Common Stock and 2 shares of Common Stock at $9.43 per share pursuant to currently exercisable stock options.

(10) Includes 16,600 shares of Class A Common Stock and 66 shares of Common Stock owned by Mr. Rose directly. Also includes the right to acquire 130 shares of Class A Common Stock and 2 shares of Common Stock at $9.43 per share pursuant to currently exercisable stock options. Excludes 93,978 shares of Class A Common Stock and 2,190 shares of Common Stock owned by Liberty Life Insurance Company, a common subsidiary of the parent company of Liberty Group, Liberty Capital and Liberty Properties. Mr. Rose is president of Liberty Group and Chairman of Liberty Capital and Liberty Properties.

(11) Includes 133,100 shares of Class A Common Stock and 1,268 shares of Common Stock owned by Mr. Giddens directly. Also includes 19,258 shares of Class A Common Stock and 1,746 shares of Common Stock owned by Mr. Giddens' spouse, as to which shares he disclaims beneficial ownership. Also includes 15,918 shares of Class A Common Stock and 78 shares of Common Stock owned by a trust administered by Mr. Giddens' spouse for his three children.

(12) Includes 152,828 shares of Class A Common Stock and 2,554 shares of
     Common Stock owned by a partnership whose partners are Mr. Bauknight, his spouse and his two adult children. Also includes the right to acquire 130 shares of Class A Common Stock and 2 shares of Common Stock at $9.43 per share pursuant to currently exercisable stock options.

(13) Includes 9,832 shares of Class A Common Stock and 200 shares of Common Stock owned by Mr. Mast directly.

(14) The Sterling Family Limited Partnership is a limited partnership of which Mr. Sterling and his wife, Elizabeth H. Sterling, serve as the general partners and the limited partners of which are their three adult children.

(15) Excludes the shares described as excluded in notes (4), (5) and (10) above. Mr. Bauknight reported late Form 4 transactions for six purchases of Company stock in June and July 1995. Mr. Giddens filed an amended Form 5 to report gifts of Company stock to his wife and children that had been omitted in error from his earlier form. Each of Mr. Bauknight, Mr. Hooper, Mr. Martin, Mr. Mickel, and Mr. Rose filed a late Form 5 to report stock options granted to directors on December 31, 1995. Mr. Sterling filed an amended Form 5 to correct the reported exercise of stock options granted by the Company and to report an additional option exercise.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Over the past several years, the Company has provided management services to RRV. Certain of the Company's officers and directors, namely John M. Sterling, Jr., Buck Mickel, Tecumseh Hooper, Jr. and Clarence B. Bauknight, are partners of RRV. During 1994 and 1995, RRV paid the Company $35,000 and $250,000, respectively, in management fees. The Company expects that fees paid by RRV to the Company in 1996 will be approximately $125,000. In October 1995, the Company became an investor in RRV, with an investment of $1 million, and became its general partner.

     Certain officers, directors and employees of the Company held senior notes and/or subordinated debentures bearing fixed rates of interest (collectively, the "Debentures") issued by CII which at December 31, 1995 aggregated approximately $1.1 million. These Debentures were purchased on terms which were the same as those available to purchasers not affiliated with the Company.

     The law firm of Wyche, Burgess, Freeman & Parham, P.A., whose members include Mr. Wyche, the Secretary of the Company, serves as general counsel to the Company. In the opinion of the Board of Directors, the fees charged by this law firm for services rendered were on terms as favorable to the Company as those that could have been obtained from independent third parties.

     The Company's Compensation Committee consists of Messrs. Clarence Bauknight, Buck Mickel and Jacob Martin. Mr. Bauknight is Chairman of the Board and Chief Executive Officer of Builderway, Inc. and Enterprise Computer Systems, Inc. Mr. John M. Sterling, Jr., President, Chief Executive Officer and Chairman of the Board of the Company, serves as a member of the Compensation Committee of Builderway, Inc. and Enterprise Computer Systems, Inc.

                     REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Compensation Committee") annually submits to the Board recommendations respecting the salary, bonus and stock option grant awards to be provided to the Company's executive officers and administers the Company's stock option plan for officers and key employees. The Compensation Committee provides the following report.

POLICIES FOR COMPENSATION OF EXECUTIVE OFFICERS

     The Compensation Committee attempts to act on the shareholders' behalf in establishing an executive compensation program. The basic policy underlying the Company's compensation program for executive officers is that their compensation should vary depending on the Company's success in meeting its financial and strategic objectives and in creating value for shareholders. In addition to salary, the compensation program consists of an annual bonus and the Employee and Officer Stock Option Plan.

     The Compensation Committee annually reviews the Company's corporate performance and that of its executive officers and sets levels of compensation in its discretion. As a result, the executive officers' actual compensation levels in any particular year may be above or below those of the Company's competitors, depending upon Company-wide and individual performance.

     In the case of all executive officers except Mr. Sterling, the Compensation Committee adjusted their salaries in 1995 based upon the recommendations of Mr. Sterling. Factors considered by Mr. Sterling included earnings increases as well as his perception of individual performance and the level of individual responsibility. The Compensation Committee determined that these salary adjustments were appropriate in light of the Company's operating performance during 1995 and to compensate executive officers for the increased level of responsibility associated with the increase in the Company's size.

     The Compensation Committee believes that the operating performance criteria for annual bonuses are more appropriate than criteria based upon the market price of the Common Stock. This belief is based upon the Compensation Committee's view that the limited trading volume of the Class A Common Stock and Common Stock makes the price of such stock not indicative of the Company's performance and, therefore, that the stock price does not provide relative value which can be used to determine executive compensation. The Compensation Committee carefully monitors key Company performance criteria, including growth in earnings and revenue and financial performance as compared to budget. Each of these factors is given approximately equal weight. Based on these criteria and on the recommendations of Mr. Sterling for all executive officers except himself, the Compensation Committee awarded bonuses to all executive officers in the amounts shown in the Summary Compensation Table.

     Stock option grants are generally made on an annual basis with exercise prices set at the then stock market price and have the purpose of providing the Company's executive officers and key employees with an equity ownership opportunity in the Company and with incentives to maximize shareholder values. During 1995, the Compensation Committee made two option grants to each executive officer other than Mr. Sterling: one with respect to 1994 and one with respect to 1995. In determining the size of any stock option grant, the Compensation Committee considers the following qualitative factors: the Committee's perception of the Company's overall performance, the individual's performance and the potential effect which the individual's future performance may have on the Company. Each of these factors was given approximately equal weight.


MR. STERLING'S 1995 COMPENSATION

     The Compensation Committee's general approach in setting Mr. Sterling's annual compensation is to base a significant percentage of his compensation upon objective strategic performance criteria, and to set total compensation that is competitive within the industry. This approach may result in some fluctuations in the actual level of Mr. Sterling's annual compensation increases from year to year. The Compensation Committee, however, believes that its emphasis upon objective strategic performance criteria appropriately provides incentives to the Company's executive officers. The objective performance criteria consist of growth in earnings and revenue and financial performance as compared to budget. Each of these factors is given approximately equal weight.

     The Compensation Committee increased Mr. Sterling's base salary from $178,437 in 1994 to $186,992 in 1995, an increase of 5%, to reward him for increased responsibility associated with the increase in the size of the Company and its earnings.

     Mr. Sterling's salary and 1994 bonus paid during 1995 increased 20% over his total compensation during fiscal 1994. The Company's earnings per share from continuing operations increased 155% during fiscal 1995 as compared to fiscal 1994 and the Company's per share stock price increased 535% from the end of fiscal 1994 to the end of fiscal 1995.

     In addition, during 1995, the Compensation Committee granted Mr. Sterling options with respect to an aggregate of 30,000 shares of the Company's Class A Common Stock and Common Stock, all of which were granted with respect to 1995. In determining the size of this grant, the committee considered the following factors: the Company's overall performance, Mr. Sterling's performance and the potential effect of his future performance on the Company. Each of these factors was given approximately equal weight. At fiscal 1995 year-end Mr. Sterling had no outstanding exercisable in-the-money stock options. The Compensation Committee believes that the stock options provide Mr. Sterling with appropriate incentives to promote long-term shareholder value.

COMPENSATION COMMITTEE
Buck Mickel, Chairman
Clarence B. Bauknight
Jacob H. Martin

                              PERFORMANCE GRAPH

     A line graph comparing the cumulative, total shareholder return on the Class A Common Stock and Common Stock of the Company for the last five fiscal years with the cumulative total returns of the NASDAQ Market Index and a peer group consisting of all publicly traded companies whose SIC code is 6162, the code for mortgage bankers and loan correspondents, over the same period (assuming a $100 initial investment) is presented below. The Company will promptly furnish without charge to any shareholder of record on March 15, 1996, the identity of the companies included in the peer group. Requests should be directed to the Company, Post Office Box 17526, Greenville, South Carolina 29606; attn: Shareholder Relations.

     Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.


                            EMERGENT GROUP, INC.
                     ANNUAL INCREASE OF $100 INVESTMENT
                                  1991-1995

                                                    Emergent Group Stock Price
                                                    --------------------------
                           Initial              Price           Price         %                 Investment
                          Investment          Beginning          End       Increase                 End
                          ----------          ---------          ---       --------                 ---

12-31-91                                                                                           $100.00

12-31-92                    $100.00               $1.60         $ 1.46       -8.75%              $   91.25

12-31-93                    $ 91.25               $1.46         $ 1.88       28.77%              $  117.50

12-31-94                    $117.50               $1.88         $ 2.82       50.00%              $  176.25

12-31-95                    $176.25               $2.82         $17.91      535.11%              $1,119.41

                             NASDAQ MARKET INDEX
                      ANNUAL INCREASE OF $100 INVESTMENT
                                  1991-1995

                                                 NASDAQ Market Index Stock Price
                                                 -------------------------------
                           Initial             Price            Price           %               Investment
                          Investment          Beginning          End         Increase               End
                          ----------          ---------          ---         --------               ---

12-31-91                                                                                          $100.00

12-31-92                    $100.00             $187.21        $217.88        16.38%              $116.38

12-31-93                    $116.38             $217.88        $250.12        14.80%              $133.60

12-31-94                    $133.60             $250.12        $244.49        -2.25%              $117.24

12-31-95                    $117.24             $244.49        $345.48        41.31%              $165.67

                               PEER GROUP INDEX
                      ANNUAL INCREASE OF $100 INVESTMENT
                                  1991-1995

                                                 NASDAQ Market Index Stock Price
                                                 -------------------------------
                           Initial              Price           Price           %               Investment
                          Investment          Beginning          End         Increase               End
                          ----------          ---------          ---         --------               ---

12-31-91                                                                                          $100.00

12-31-92                    $100.00             $171.63        $186.96         8.93%              $108.93

12-31-93                    $108.93             $186.96        $252.29        34.94%              $146.99

12-31-94                    $146.99             $252.29        $238.33        -5.53%              $138.86

12-31-95                    $138.86             $238.33        $402.83        69.02%              $234.70


                                   [GRAPH]

               PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
       TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 30,000,000
                                (PROXY ITEM 2)

GENERAL

     The Board has determined that an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to 30,000,000 shares (the "Common Stock Increase Amendment") is in the best interests of the Company.

EFFECT OF AND REASONS FOR THE COMMON STOCK INCREASE AMENDMENT

     The Board has determined that the Company's Articles of Incorporation should be amended to increase the authorized shares of Common Stock from 4,000,000 shares to 30,000,000 shares.

     The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock currently authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional shares of Common Stock which may be issued by the Company.

     The Common Stock Increase Amendment, together with the Class A Conversion Amendment and the Class A Elimination Amendment, is set forth in Appendix A to this proxy statement.

     If both the Common Stock Increase Amendment and the Class A Conversion Amendment are adopted, the Company will, immediately following the Annual Meeting, effect the conversion of each share of Class A Common Stock outstanding or reserved for issuance pursuant to existing Company obligations into a share of Common Stock. At the close of business on the Record Date 123,024 shares of Common Stock were outstanding. This would leave 23,489,834 shares of Common Stock available for issuance after the consummation of both of these amendments to the Company's Articles of Incorporation. If only the Common Stock Increase Amendment were approved, this would leave 29,876,976 shares of Common Stock available for issuance after consummation of the Common Stock Increase Amendment. The shares of authorized Common Stock available for issuance will be issued from time to time for such purposes and consideration as the Board may approve.

     On January 29, 1996, the Board of Directors approved the offering (the "Offering") of up to 3,172,850 shares of Common Stock pursuant to a firm commitment underwriting. The managing underwriters of this Offering are J.C. Bradford & Co., Raymond James & Associates, Inc. and Wheat First Butcher Singer. This amount includes a 15% "over-allotment" option granted to the underwriters. Of this amount, 2,413,850 shares (including the over-allotment option) are being sold by the Company, with the balance being sold by certain shareholders of the Company. The per share offering price will be determined by negotiation between the underwriters and the Company. The proceeds of the Offering will be used to pay down certain Company indebtedness and the balance used for general corporate purposes, including funding the Company's loan demands. The Company expects that the Offering will commence in the second quarter of 1996. As of the Record Date, there were 3,876,976 shares of Common Stock available for issuance. This amount is sufficient to proceed with the Offering. On March 1, 1996, the Company filed a registration statement with the Securities and Exchange Commission with respect to the Offering. The registration statement filed with the Commission has not yet become effective and the Offering is contingent upon a number of conditions which may or may not be satisfied. These shares of Common Stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. A prospectus relating to the Offering, expected to be available in late April, may be obtained upon written or oral request to Mr. Robert Davis, Emergent Group, Inc., P. O. Box 17526, Greenville, SC 29606 (telephone (864) 235-8056). This paragraph shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

     The additional shares of authorized Common Stock created by the Common Stock Increase Amendment which remain after the consummation of the Class A Conversion Amendment (if this amendment is approved by shareholders) and the Offering (if the Offering is completed) will be available for issuance from time to time for such other purposes and consideration as the Board may approve. No further vote of the shareholders of the Company will be required, except as provided under South Carolina law or the rules of any exchange on which the shares may in the future be traded. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of stockholders at a special meeting, will provide the Company additional shares of Common Stock without the restrictions on transferability of the Class A Common Stock for issuance in any future merger or acquisition as well as providing the Company with the means of raising additional capital if future circumstances so require. Other than in connection with the Offering, the Board of Directors has no present plan or intention of issuing any additional shares of Common Stock for the purpose of engaging in any merger or acquisition or of raising additional capital. Additional shares of Common Stock could be utilized by the Board for purposes designed to defend against potential takeover threats, and, in particular, could be used by the Board in the implementation of a shareholders' rights plan. A shareholders' rights plan could be used to impede attempts by third parties, which are deemed unsuitable by the Board, from gaining control of the Company.

VOTE REQUIRED

     The affirmative vote of the holders of two-thirds of the outstanding shares of Class A Common Stock and Common Stock as of the Record Date is required for approval and adoption of the Common Stock Increase Amendment.

     The consummation of the Common Stock Increase Amendment is not contingent upon shareholder approval of any other amendment to the Company's Articles of Incorporation.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE COMMON STOCK INCREASE AMENDMENT.

          PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
TO CONVERT ALL EXISTING SHARES OF CLASS A COMMON STOCK INTO COMMON STOCK ON A
                              ONE-FOR-ONE BASIS
                                (PROXY ITEM 3)

GENERAL

     The Company's Board of Directors has approved a resolution recommending that the Company's shareholders adopt an amendment to the Company's Articles of Incorporation pursuant to which all outstanding shares of Class A Common Stock and all shares of Class A Common Stock reserved for issuance pursuant to existing Company obligations would be converted on a one-for-one basis into the Company's Common Stock (the "Class A Conversion Amendment").

     The text of the Class A Conversion Amendment is as follows:

     Each share of Class A Common Stock of the Company outstanding or reserved for issuance at the time of adoption of this amendment will be void. Each shareholder of Class A Common Stock at that time will be entitled to receive an additional certificate representing the number of shares of Common Stock equal to the number of shares of Class A Common Stock owned by such shareholder at the time of the adoption of this Amendment. Each person who would otherwise be entitled to receive shares of Class A Common Stock at the time of the adoption of this Amendment will be entitled to receive, in lieu of such shares of Class A Common Stock, the same number of shares of Common Stock.

     The Board of Directors of the Company has determined that the Class A Conversion Amendment is in the best interests of the shareholders of the Company.

EFFECT OF THE PROPOSED CLASS A CONVERSION AMENDMENT

     The Class A Conversion Amendment would eliminate all outstanding shares of Class A Common Stock and replace them with shares of Common Stock. As of the Record Date, 6,387,142 shares of Class A Common Stock were outstanding. The Class A Common Stock is identical in all respects to Common Stock except for certain limitations upon transfer. The Company's Articles of Incorporation currently provide that no person may acquire any Class A Common Stock if the person was, or would thereby become, a holder of 4.5% or more of the Company's issued and outstanding capital stock, unless the Company's Board of Directors consents to the acquisition and, if the Board so requests, the Company has received an opinion of counsel as to the effect of the transfer on the Company's net operating loss and investment tax credit carryforwards (the "Carryforwards"). The Articles of Incorporation provide that these restrictions upon transfer remain in effect until the date as of which the Company no longer has any unutilized Carryforwards or the date after which
Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), is repealed or modified so that in the opinion of counsel to the Company the restrictions on transfer of the Class A Common Stock are no longer necessary to accomplish their intended purpose. The proposed Class A Conversion Amendment would eliminate the Class A Common Stock, thereby eliminating these restrictions. See "Reasons for the Proposed Class A Conversion Amendment" below.

     Each of the Common Stock and the Class A Common Stock is entitled to receive dividends when and if declared by the Board of Directors of the Company. The Company has not paid cash dividends on any shares of capital stock since 1990 and does not anticipate paying any cash dividends in the foreseeable future.

REASONS FOR THE PROPOSED CLASS A CONVERSION AMENDMENT

     The Class A Common Stock was created by the Company in 1991 as an attempt to protect the Company's ability to use its Carryforwards. The Carryforwards generally can be used to offset taxable income of the Company. At December 31, 1995, the amount of the Company's net operating loss carryforwards (the "NOL") remaining and available to the Company was approximately $23,000,000. The NOL expires, to the extent that it is not utilized to offset income, in varying amounts annually through 2001. Section 382 of the Code provides that a 50% "change in control," which is calculated over a rolling three-year period, would cause the loss of substantially all of the Company's Carryforwards. The transfer restrictions of the Class A Common Stock were designed to help prevent such a change in control from occurring by limiting transfers to holders of more than 4.5% of the total number of shares of Class A Common Stock and Common Stock. To put these limitations into place, the Company in 1991 declared a reverse split of one-for-fifty with respect to its Common Stock, and distributed shares of Class A Common Stock to all of its then existing shareholders on a basis of forty-nine shares of Class A Common Stock for each share of Common Stock outstanding (post-reverse split).

     The Company believes that a "change in control" within the meaning of
Section 382 of the Code is currently unlikely. Although calculation of a "change in control" for purposes of determining the Company's continued ability to use the Carryforwards is factually difficult to determine, the Company believes that, if the Offering is consummated, the Company will have had a maximum cumulative change of control of 33% during the relevant three-year period. The Company believes that it is unlikely that its capital stock will become concentrated in certain holders such that the Company would lose its Carryforwards. In order to trigger a "change in control," at a minimum, an additional 17% of the Company's capital stock would have to be held by certain qualified 5% or greater shareholders. Furthermore, shares held by most mutual funds and corporations, as a corporate entity, would not be counted toward such change in control, but rather the ownership by such mutual funds and corporations would flow through to their underlying shareholders.

     The Company believes that the transfer restrictions on outstanding shares of Class A Common Stock have impeded the development of a market for the Company's capital stock. The Common Stock and Class A Common Stock have been traded on the over-the-counter Bulletin Board but there has been no liquid public market for this stock in the last several years. In connection with the Offering, the Company has filed an application seeking to have the Common Stock listed for quotation on the Nasdaq National Market (the "NNM"). Because of the trading restrictions applicable to the Class A Common Stock, the Company does not believe that it would be suitable for trading on the NNM. Moreover, the Company believes that the existence of two classes of common stock may lead to investor confusion, hampering the Company's efforts to develop a public trading market for its stock. For these reasons, the Company believes that the benefits of eliminating two classes of outstanding common stock and the increased liquidity associated therewith outweigh the increased risk of losing the NOL.

VOTE REQUIRED

     The affirmative vote of the holders of two-thirds of the outstanding shares of Class A Common Stock and Common Stock as of the Record Date is required for approval and adoption of the Class A Conversion Amendment.

     The consummation of the Class A Conversion Amendment is contingent upon shareholder approval of the Common Stock Increase Amendment. If the Common Stock Increase Amendment is not approved, there will not be sufficient shares to proceed with both the proposed Class A Conversion Amendment and the Offering. Accordingly, if the Common Stock Increase Amendment does not receive shareholder approval, the Company will not implement the Class A Conversion Amendment. The Company has obtained the agreement of certain of its officers who hold outstanding options with respect to shares of Common Stock and Class A Common Stock not to exercise those options until there is sufficient authorized shares of Class A Common Stock (or sufficient Common Stock if the Class A Common Stock has been converted into Common Stock).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE CLASS A CONVERSION AMENDMENT.

               PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
     TO CANCEL ALL AUTHORIZED BUT UNISSUED SHARES OF CLASS A COMMON STOCK
                                (PROXY ITEM 4)

GENERAL

     The Company's Board of Directors has approved a resolution recommending that the Company's shareholders adopt an amendment to the Company's Articles of Incorporation pursuant to which all authorized but unissued shares of Class A Common Stock would be canceled (the "Class A Elimination Amendment").

EFFECT OF CLASS A ELIMINATION AMENDMENT

     The Class A Elimination Amendment would result in the elimination of all authorized but unissued shares of Class A Common Stock, thereby removing all transferability restrictions in the Company's Articles of Incorporation applicable to any of the Company's capital stock. See "Proposal to Amend the Company's Articles of Incorporation to Convert All Existing Shares of Class A Common Stock into Common Stock on a One-for-One Basis--Effect of the Proposed Class A Conversion Amendment."

REASONS FOR THE CLASS A ELIMINATION AMENDMENT

     The Company believes that the Class A Elimination Amendment is in the best interests of the Company's shareholders. The Board of Directors does not foresee issuing any Class A Common Stock in the future. Eliminating this class of stock simplifies the Company's capital structure. The Company believes that the trading market's perceptions of the transferability restrictions applicable to the Class A Common Stock have impeded the development of a market for the Company's capital stock and thus reduced its liquidity. For these reasons, the Company believes that the benefit of the elimination of the Class A Common Stock outweighs the increased risk of losing the NOL. See "Proposal to Amend the Company's Articles of Incorporation to Convert All Existing Shares of Class A Common Stock into Common Stock on a One-for-One Basis--Reasons for the Proposed Class A Conversion Amendment."

VOTE REQUIRED

     The affirmative vote of the holders of two-thirds of the outstanding shares of Class A Common Stock and Common Stock as of the Record Date is required for approval and adoption of the Class A Elimination Amendment.

     The consummation of the Class A Elimination Amendment is contingent upon shareholder approval of the Class A Conversion Amendment, which is contingent upon shareholder approval of the Common Stock Increase Amendment. If either the Common Stock Increase Amendment or the Class A Conversion Amendment does not receive shareholder approval, the Company will not implement the Class A Elimination Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE CLASS A ELIMINATION AMENDMENT.

       PROPOSAL TO ADOPT THE COMPANY'S RESTRICTED STOCK AGREEMENT PLAN
                                (PROXY ITEM 5)

     The Board of Directors recommends that the shareholders approve adoption by the Company of the Emergent Group, Inc. Restricted Stock Agreement Plan (the "Plan") under which Restricted Stock Agreements (the "Agreements") covering shares of the Company's Common Stock (the "Shares") having a fair market value equal to Twelve Thousand Dollars ($12,000) would be granted annually to the non-employee directors of the Company. An aggregate of 50,000 Shares of Common Stock could be covered by Agreements granted under the Plan. This maximum number of Shares, as well as the number of Shares subject to any outstanding Agreement or to be subject to any future Agreement, will be adjusted to reflect any stock dividend, split or consolidation, merger or similar transaction. The Company's Common Stock does not have preemptive rights. The Board recommends approval of the Plan because the Board believes the Plan will promote the growth and profitability of the Company by increasing the personal participation of non-employee directors in the financial performance of the Company, by enabling the Company to attract and retain non-employee directors of outstanding competence and by providing such directors with an equity opportunity in the Company. The Plan will be administered by the Company's Board of Directors, or a committee thereof.

     The grant of Agreements under the Plan shall be limited to those directors of the Company who, on the date of grant, are not employees of the Company (each an "Eligible Director").

     The Plan provides that, on each Grant Date (as defined below), each Eligible Director will automatically receive from the Company an Agreement to purchase for $.05 per Share that number of Shares having a fair market value equal to Twelve Thousand Dollars ($12,000). The Fair Market Value on the
Grant Date for each Share shall be the price per Share equal to the bid price obtained from the National Daily Quotation Service until such time as the Shares are listed for quotation on the Nasdaq National Market, and thereafter the Fair Market Value per Share shall be equal to the average of the high and low sales prices per Share reported on Nasdaq. On March 18, 1996, the average of the high and low bid prices of a share of Common Stock as reported by National Daily Quotation Service was $_____. These prices reflect quotations between dealers which do not include retail mark-ups, mark-downs or commissions and do not necessarily represent actual transactions. For purposes of the Plan, the Grant Date will be January 31 of each calendar year commencing with the 1996 calendar year (or, if January 31 is not a business day, the immediately preceding business day).

     The Plan provides that Shares subject to an Agreement may be immediately purchased commencing on the Grant Date, and at any time and from time to time thereafter until and including the date which is the business day immediately preceding the tenth anniversary of the Grant Date.

     Shares subject to an Agreement are initially non-transferable and subject to forfeiture as described below. Shares granted to an Eligible Director shall become freely transferable and shall no longer be subject to forfeiture at a rate of twenty percent (20%) of the total number of the Shares covered by an Agreement on each of the first five anniversaries of the Grant Date, beginning with the first anniversary of the grant; provided, however, that forfeiture provisions and transfer restrictions shall terminate in the case of participants who cease to serve on the Board of Directors of the Company after attaining 70 years of age.

     Shares subject to an Agreement which are not yet freely transferable shall be canceled and returned to the Company should the Eligible Director cease to be a director of the Company for any reason other than death, "total and permanent disability" (as defined in the Plan) or retirement from service of the Board after attaining 70 years of age. If the Eligible Director's service on the Board of Directors of the Company is terminated as a result of death or total and permanent disability, the Shares covered by an Agreement shall become freely transferable, the risk of forfeiture with respect to such Shares shall lapse, and the director or the director's personal representative may purchase the Shares covered by the Agreement at any time within six months after the director's death or total and permanent disability without regard to the provisions for forfeiture.

     The recipient of an Agreement granted under the Plan will not pay the Company any amount at the time of receipt of the Agreement. The purchase price will be payable in cash at the time of purchase. Any such Agreement may be purchased for any lesser number of Shares than the full amount for which it could be purchased. Such a partial purchase of an Agreement will not affect the right to purchase the remaining Shares subject to the Agreement.

     The Shares subject to any Agreement or portion thereof that expires or is terminated shall no longer be charged against the Share limitation and may again, subject to such limitation, become Shares available for purposes of the Plan.

     An Agreement granted to a participant under the Plan will not be transferable by him or her except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title 1 of the Employee Retirement Income Security Act, or the rules thereunder.

     Unless stated otherwise in an Agreement, the risk of forfeiture with respect to Shares covered by an Agreement shall lapse upon a Change in Control (as defined in the Plan) of the Company.

     Under current law, for Federal income tax purposes, the participant will not be taxed upon the grant of an Agreement under the Plan or the purchase of Shares. Upon the lapsing of the risk of forfeiture with respect to a portion of the Shares subject to an Agreement, the participant generally will recognize ordinary income equal to the difference between such Shares' fair market value on the date of lapse of the risk of forfeiture and the purchase price. Generally, the Company will receive a deduction for the amount the participant reports as ordinary income arising from the lapse of the risk of forfeiture of Shares under the Agreement. Upon a subsequent sale or disposition of the stock, the holder generally will have taxable income equal to any excess of the selling price over the fair market value at the date of purchase.

     Generally, the Board may amend or terminate the Plan, except that the Plan shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. In addition, the Company expects that it would submit to shareholder approval any amendment that would: (i) materially increase the benefits accruing to participants; (ii) increase the number of securities issuable under the Plan (other than an increase pursuant to the anti-dilution provisions thereof); (iii) change the class of individuals eligible to receive Agreements under the Plan; or (iv) otherwise materially modify the requirements for eligibility under the Plan.

     On March 20, 1996, each of Messrs. Bauknight, Hooper, Martin, Mickel and Rose were Eligible Directors for purposes of the Plan. Messrs. Sterling, Giddens and Davis are not eligible to participate in the Plan as they are employees of the Company.

                               NEW PLAN BENEFITS

                       Restricted Stock Agreement Plan



          Name and Position         Dollar Value (1)  1996 Number of Shares
          ------------------------  ----------------  ---------------------

          Clarence B. Bauknight          $12,043             2,100
          Director

          Tecumseh Hooper, Jr.           $12,043             2,100
          Director

          Jacob H. Martin                $12,043             2,100
          Director

          Buck Mickel                    $12,043             2,100
          Director

          Porter B. Rose                 $12,043             2,100
          Director

          Current Executive              $     0   (2)           0  (2)
          Officers as a Group

          Non-Employee Director          $60,215            10,500
          Group (5 persons)

          All Employees, Excluding       $     0   (2)           0  (2)
          Executive Officers, as a Group



(1) This amount is based upon the difference between the $.05 per share purchase price and the average of the high and low bid prices of the Company's Common Stock as reported by National Daily Quotation Service for March 4, 1996.

(2)  Employees of the Company are not eligible to participate in the Plan.

     Each of the Eligible Directors can be deemed to have an interest in approval of the Plan.

     The Plan is being submitted to the shareholders of the Company for approval in order to qualify certain aspects of the operation of the Plan and certain of the Company's other option plans for an exemption from the six-month-short-swing-profit rules of the Exchange Act. The Plan will not become effective if the requisite shareholder vote on approval is not obtained.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Class A Common Stock and Common Stock present, or represented, and entitled to vote at the Annual Meeting is required for approval and adoption of the Restricted Stock Agreement Plan.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RESTRICTED STOCK AGREEMENT PLAN.

                                ANNUAL REPORT

     THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995 (THE "ANNUAL REPORT") IS ENCLOSED. ADDITIONAL COPIES MAY BE OBTAINED FROM THE COMPANY. IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF MARCH 15, 1996, WHO SO REQUESTS IN WRITING, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995 (WITHOUT EXHIBITS). ANY SUCH REQUEST SHOULD BE DIRECTED TO THE COMPANY, P. O. BOX 17526, GREENVILLE, SOUTH CAROLINA 29606, ATTENTION:
ROBERT S. DAVIS, CHIEF FINANCIAL OFFICER. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS INCLUDED ON PAGES ___ THROUGH ____ OF THE 1995 ANNUAL REPORT TO SHAREHOLDERS AND THE CONSOLIDATED FINANCIAL STATEMENTS INCLUDED ON PAGES ___ THROUGH ___ OF THE 1995 ANNUAL REPORT TO SHAREHOLDERS ARE INCORPORATED HEREIN BY REFERENCE.


                                   AUDITORS

     The Board of Directors has appointed the accounting firm of Elliott, Davis and Company, L.L.P. as independent auditors for the Company's 1996 fiscal year. Representatives of Elliott, Davis and Company, L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.


                SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the Company's proxy statement for its 1997 meeting of Shareholders must deliver such proposal in writing to the Secretary of the Company at the Company's principal executive offices at Post Office Box 17526, Greenville, South Carolina 29606, not later than November 15, 1996 and must otherwise comply with the rules and regulations of the Securities and Exchange Commission.

                                OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                                     By Order of the Board of Directors,




                                     C. Thomas Wyche, Secretary


Dated:  March 20, 1996

                                  APPENDIX A


1. RESOLVED, that the authorized number of shares of Common Stock of the Company, par value $.05 per share (the "Common Stock") be increased from the present number of 4,000,000 shares to 30,000,000 shares;

2. RESOLVED, that on the next business day following the approval by shareholders of the increase in authorized shares of Common Stock of the Company described in Paragraph 1 above, each of the outstanding shares of Class A Common Stock, par value $.05 per share (the "Class A Common") and each of the shares of Class A Common Stock reserved for issuance pursuant to existing Company obligations be automatically converted into one share of Common Stock; and

3. RESOLVED, that, immediately following the conversion described in Paragraph 2 above, all authorized but unissued shares of Class A Common be canceled, and all references to Class A Common Stock in the Articles of Incorporation be deleted.

                                                                      APPENDIX B

Emergent Group, Inc.
15 South Main Street, Suite 750
P. O. Box 17526
Greenville, SC 29606

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EMERGENT GROUP, INC. (THE "COMPANY")
The undersigned hereby appoints C. T. Wyche and Robert S. Davis or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Class A Common Stock and Common Stock of the Company held of record by the undersigned on March 15, 1996, at the annual meeting of Shareholders to be held April 18, 1996, or any adjournment thereof.

Proxy for Class A Common Stock and Common Stock
--------------------------------------------------------------------------------
1.   ELECTION OF DIRECTORS
     FOR the eight nominees listed below (except as marked to the contrary below)

     WITHHOLD AUTHORITY to vote for the eight nominees listed below

     Clarence B. Bauknight, Robert S. Davis, Keith B. Giddens, Tecumseh Hooper, Jr., Jacob H. Martin, Buck Mickel, Porter B. Rose, John M. Sterling, Jr.

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW. IF YOU DESIRE TO CUMULATE YOUR VOTES FOR ANY PARTICULAR NOMINEE(S), IN THE EVENT CUMULATIVE VOTING IS ELECTED, WRITE YOUR INSTRUCTIONS AS TO THE NUMBER OF VOTES CAST FOR EACH IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------
2. PROPOSAL TO ADOPT AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, $.05 PAR VALUE, TO 30,000,000 SHARES.

                   / / FOR           / / AGAINST          / / ABSTAIN

--------------------------------------------------------------------------------
3. PROPOSAL TO ADOPT AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR ALL OUTSTANDING SHARES OF CLASS A COMMON STOCK, $.05 PAR VALUE, AND ALL SHARES OF CLASS A COMMON STOCK RESERVED FOR ISSUANCE PURSUANT TO EXISTING COMPANY OBLIGATIONS TO BE CONVERTED ON A ONE-FOR-ONE BASIS INTO COMMON STOCK.

                 / /   FOR          / / AGAINST          / / ABSTAIN

This Proposal is conditioned upon shareholder approval of Proposal 2.
If Proposal 2 is not approved, the Company will not implement this
Proposal even if it is approved by shareholders.
--------------------------------------------------------------------------------
4. PROPOSAL TO ADOPT AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CANCEL ALL AUTHORIZED BUT UNISSUED SHARES OF CLASS A COMMON STOCK.

                    / / FOR          / / AGAINST          / / ABSTAIN

This Proposal is conditioned upon shareholder approval of Proposals 2 and 3. If Proposals 2 and 3 are not approved, the Company will not implement this Proposal even if it is approved by shareholders.

--------------------------------------------------------------------------------
5.   PROPOSAL TO APPROVE THE COMPANY'S RESTRICTED STOCK AGREEMENT PLAN.

                    / / FOR          / / AGAINST          / / ABSTAIN

--------------------------------------------------------------------------------
6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 THROUGH 5 AND IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                 DATE
                                      ----------------------------------------


                                 ---------------------------------------------
                                 SIGNATURE


                                 ---------------------------------------------
                                 SIGNATURE IF HELD JOINTLY

                                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 THE ABOVE SIGNATURE HEREBY ACKNOWLEDGES
                                 RECEIPT OF THE NOTICE OF ANNUAL MEETING OF
                                 SHAREHOLDERS DATED MARCH 20, 1996, AND THE
                                 PROXY STATEMENT FURNISHED THEREWITH.

                                                                APPENDIX C

                             EMERGENT GROUP, INC.
                        RESTRICTED STOCK AGREEMENT PLAN

     1. Purpose. The purpose of the Emergent Group, Inc. Restricted Stock Agreement Plan (the "Plan") is to provide additional incentives to members of the Board of Directors of Emergent Group, Inc. (the "Company"), who are not employees of the Company, to advance the interests of the Company and to enable it to attract and retain highly competent non-employee directors.

     2.  Stock Subject to Plan.   The stock subject to the Plan shall be shares
of the Company's Common Stock, par value $.05 per share ("Shares") authorized for issuance by the Company but not issued at the time of the grant, Shares which shall have been reacquired by the Company, or any combination thereof. Subject to adjustment in accordance with the provisions of Section 8 hereof, the total amount of Shares which may be issued pursuant to Restricted Stock Agreements under the Plan shall not exceed in the aggregate 50,000 Shares.
This limitation of 50,000 Shares shall be calculated as of the date hereof.
Any Shares subject to a Restricted Stock Agreement under the Plan, which Agreement for any reason expires or is terminated as to such Shares, may again be subjected to a Restricted Stock Agreement under the Plan.

     3. Administration of Plan. The Plan shall be administered by the Company's Board of Directors (the "Board"). The Board shall have complete authority, consistent with and subject to the terms of this Plan, to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) prescribe the form of instrument(s) evidencing Restricted Stock Agreements granted under this Plan; (iii) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (iv) make all other determinations necessary or advisable for the administration of the Plan.

     Any action which the Board is authorized to take may be taken without a meeting if all the members of the Board sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board.

     The Board may designate selected Board members or certain employees of the Company as a committee (the "Committee") to assist the Board in the administration of the Plan and may grant authority to such persons to execute documents, including Restricted Stock Agreements, on behalf of the Board; subject in each such case to the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and any successor rule ("Rule 16b-3").

     No member of the Board or employee of the Company assisting the Board pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

     4. Eligibility and Grant. Restricted Stock Agreements of the Company hereunder may be granted only to those directors of the Company who, on the date of the grant, are not employees of the Company (each an "Eligible Director").

     On each Grant Date (as hereinafter defined), each Eligible Director shall automatically receive from the Company a Restricted Stock Agreement to purchase for $.05 per Share that number of Shares having a fair market value, as hereinafter defined, equal to Twelve Thousand Dollars ($12,000). The Fair Market Value on the Grant Date for each Share shall be the price per share equal to the bid price obtained from the National Daily Quotation Service until such time as the Shares are listed for quotation on the Nasdaq National Market, and thereafter the Fair Market Value per Share shall be equal to the average of the high and low sales prices per Share reported on Nasdaq. For purposes of this Plan, the Grant Date shall be January 31 of each calendar year commencing with the 1996 calendar year (or, if January 31 is not a business day, the immediately preceding business day).

     Shares subject to a Restricted Stock Agreement may be purchased immediately commencing on the Grant Date and at any time and from time to time thereafter until and including the date which is the business day immediately preceding the tenth anniversary of the Grant Date. Notice of each Restricted Stock Agreement granted on a Grant Date shall be given to each Eligible Director within a reasonable time after the Grant Date. For purposes of this Plan, "business day" shall mean each day other than Saturday, Sunday and any day on which commercial banks are authorized or required by law to close in New York City.

     This Section 4 and Section 5 hereof and any other provision of this Plan which is subject to paragraph (c)(2)(ii)(B) of Rule 16b-3 (or any successor provision), shall not be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code (the "Code"), the Employee Retirement Income Security Act, or the rules thereunder.

     5. Terms and Conditions of Restricted Stock Agreement. Each Restricted Stock Agreement which may be awarded to an Eligible Director shall be subject to the following terms and conditions:

            (a) Acquisition of Shares. Each Restricted Stock Agreement shall provide for the acquisition of the Shares upon the satisfaction of the terms and conditions set forth in such Agreement and in this Plan.

            (b) Price. The price of the Shares which may be purchased by the Eligible Director pursuant to a Restricted Stock Agreement shall be five cents ($.05) per Share.

            (c) Transferability. Shares subject to a Restricted Stock Agreement shall initially be non-transferable and subject to forfeiture as provided herein. The Restricted Stock Agreement shall set forth the schedule pursuant to which the Shares shall become freely transferable and not subject to the risk of forfeiture. Shares granted to a recipient shall become freely transferable and shall no longer be subject to forfeiture at a rate of twenty percent (20%) of the total number of the Shares covered by such Agreement on each of the five anniversaries of the Grant Date, beginning with the first anniversary of such grant; provided, forfeiture provisions and transfer restrictions shall terminate in the case of participants who cease to serve on the Board of Directors of the Company after attaining 70 years of age.

           (d) Forfeiture of Right to Purchase Shares. If an Eligible Director's service on the Board of Directors of the Company is terminated for any reason other than death, "total and permanent disability", or otherwise terminated after attaining 70 years of age, prior to the scheduled termination of transferability restrictions as provided herein on all Shares subject thereto, Shares subject to a Restricted Stock Agreement which are not yet freely transferable shall be canceled and returned to the Company. Total and permanent disability means a physical or mental condition of a participant resulting from bodily injury, disease, or mental disorder which renders him or her incapable of continuing his or her usual and customary duties of service on the Board of Directors of the Company. Disability shall be determined by a licensed physician selected by the Board or Committee.

           (e) Death or Total and Permanent Disability. If an Eligible Director's service on the Board of Directors of the Company is terminated as a result of his death or total and permanent disability, (i) the risk of forfeiture of the right to purchase Shares under any Restricted Stock Agreement of such person shall terminate, (ii) all Shares represented by such Restricted Stock Agreement shall immediately become freely transferable, and (iii) such person, or such person's personal representative, shall have the right to purchase the Shares covered by such Agreement upon the terms set forth in such Agreement, without regard to the provisions for forfeiture set forth therein, at any time within six months after such person's death or total and permanent disability. Such Restricted Stock Agreement shall be canceled and of no further force or effect upon the expiration of six months after such person's death or total and permanent disability.

           (f) Non-Assignable. No rights under a Restricted Stock Agreement shall be assignable except as specifically provided herein. Notwithstanding anything to the contrary herein, no such Agreement be sold, assigned or transferred except: (i) by will; (ii) by the laws of descent and distribution; or (iii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder.

           (g) Change of Control. Unless specifically stated otherwise in the Restricted Stock Agreement, the risk of forfeiture applicable to the right to purchase Shares under such Agreement shall lapse upon a Change of Control of the Company. For purposes of this Plan, a "Change of Control" means a change of control required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, or any merger, tender offer, consolidation or sale of substantially all of the assets of the Company or related series of such events, as a result of which (i) the Shareholders of the Company immediately prior to such event hold less than 50% of the outstanding voting securities of the Company or its survivor or successor after such event; (ii) persons holding less than 20% of the Company's outstanding voting securities immediately prior to such event own more than 50% of the outstanding voting securities of the Company or its survivor or successor after such event; or (iii) persons constituting a majority of the Board were not directors for at least the 24 preceding months.

     6.  No Right to Vote or Receive Dividends.   No person shall have rights
with respect to any Shares which he has a right to purchase under a Restricted Stock Agreement unless and until he acquires such Shares under the terms of such Agreement and certificates representing such Shares are duly issued to him; provided, however, that such person shall have the right to vote such Shares and receive any dividends (cash or otherwise) paid thereon regardless of whether or not such Shares are freely transferable unless and until such Shares have been canceled as provided under Section 5 hereof.

     7. No Right to Continue as Director. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any director participant under the Plan any right to continue as a director of the Company, or shall in any way affect the right and power of the Company to terminate the position with the Company of any participant under this Plan at any time with or without assigning a reason therefor to the same extent as the Company might have done if this Plan had not been adopted.

     8. Arbitration. Any dispute between the Company and a holder of a Restricted Stock Agreement arising out of this Plan or any Restricted Stock Agreement shall be submitted to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Such arbitration award shall be upon the parties.


     9. Recapitalization; Stock Dividends; Etc. The aggregate number of Shares as to which purchase rights may be granted from time to time hereunder shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or other capital adjustment; or the payment of a stock dividend or other increase or decrease in such Shares, effected without receipt of consideration by the Company. In the event of a change in the shares of Common Stock which is limited to a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares of Common Stock, the Shares resulting from any such change shall be deemed to be Shares within the meaning of the Plan.

     10. Termination and Amendment. This Plan may be terminated by the Board at any time; provided, however, that no termination shall affect existing Restricted Stock Agreements. Subject to the provisions of Section 3 hereof , the Board or Committee may at any time and from time to time modify and amend the Plan in any respect consistent with applicable law; provided, however, that no such amendment shall, without the consent of an participant, affect his or her rights under an existing Restricted Stock Agreement; and provided further that the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

     11. Effective Date. This Plan shall be effective on date of its adoption by the Board.

SAMPLE RESTRICTED STOCK AGREEMENT


     Emergent Group, Inc. (the "Company") hereby grants to _______________ ________________________ (the "Holder"), in accordance with the terms and provisions of the Emergent Group, Inc. Restricted Stock Agreement Plan (the "Plan"), the right to purchase ________ shares of the common stock of the Company (the "Shares") for total consideration of $.05 per share upon the terms and conditions set forth below:

           1. Right to Purchase Shares. The Holder shall be entitled to purchase the Shares immediately for the price of $0.05 per share. The Shares shall initially be non-transferable; provided that twenty percent (20%) of such Shares shall become freely transferable on each of the five anniversaries of the date of this Agreement.

           2. Forfeiture of Right to Purchase Shares. The right to purchase Shares hereunder shall be forfeited, all Shares purchased hereunder which are not freely transferable shall be canceled, and this Agreement shall terminate and be of no further force or effect if the Holder's service on the Board of Directors of the Company is terminated for any reason, except in certain cases of the Holder's death, disability, or retirement from service on the Board of Directors after attaining 70 years of age as set forth in the Plan.

           3. Nontransferability of this Agreement. Neither this Agreement nor any right to purchase Shares hereunder may be sold, assigned, or transferred, either voluntarily by the Holder or by operation of law, except: (i) by will;
(ii) by the laws of descent and distribution; or (iii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder.

           4. Income Tax Withholding. The Company shall be entitled to withhold from any payments due to the Holder and/or to require Holder to pay over to the Company such amounts as the Company may be required to pay over to the Internal Revenue Service, or any state income tax authority, with respect to the Holder's income tax liabilities arising out of his purchase of the Shares and/or lapse of restrictions with respect to the right to purchase the Shares.

     5. Emergent Group, Inc. Restricted Stock Agreement Plan. The terms and provisions of the Plan are hereby incorporated into and made a part of this Agreement by reference.

     IN WITNESS WHEREOF, the Agreement is executed this      day of
             , 19   .                                   -----
-------------    ---
                                  EMERGENT GROUP, INC.

                           By:
                              ----------------------------

I hereby accept this Restricted Stock Agreement and acknowledge receipt of a signed copy of this Agreement and the Company's Restricted Stock Agreement Plan.


                                   ---------------------------

                                                                APPENDIX D

                         INDEX TO FINANCIAL STATEMENTS


Audited Financial Statements:


Consolidated Balance Sheets as of December 31, 1994 and 1995 ............  F-2

Consolidated Statements of Income for the Years Ended ...................  F-4
 December 31, 1993, 1994 and 1995

Consolidated Statements of Shareholders' Equity for
 the Years Ended December 31, 1993, 1994 and 1995 .......................  F-5

Consolidated Statements of Cash Flows for the Years Ended ...............  F-6
 December 31, 1993, 1994 and 1995

Notes To Consolidated Financial Statements ..............................  F-8

                     EMERGENT GROUP, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                                                              DECEMBER 31,
                                                                                   ----------------------------------
                                                                                          1994               1995
                                                                                   ----------------   ---------------
                                                                                             (IN THOUSANDS)
                                                          ASSETS
Cash and cash equivalents  (Note 2)                                                $            278   $         1,560
Short-term investments (Note 2)                                                                 597                --

Receivables
  Loans receivable (Notes 3 and 8)                                                           91,736           103,865
  Excess servicing receivable (Note 4)                                                        1,872             2,054
  Accrued interest (Note 3)                                                                     927             1,571
  Other receivables                                                                             701             1,626
                                                                                   ----------------   ---------------

                                                                                             95,236           109,116
  Less allowance for credit losses (Note 3)                                                  (1,730)           (1,874)
  Less unearned discount                                                                     (1,359)             (610)
                                                                                   ----------------   ---------------

                                                                                             92,147           106,632

Investment in mortgage loans held for sale                                                    3,662            22,593
Investment in asset-backed securities, net of allowance for
  loss of $773,000 (1995) (Note 5)                                                               --             1,477

Property and equipment (Note 6)                                                               2,670             4,327
  Less accumulated depreciation                                                                (608)             (957)
                                                                                   ----------------   ---------------
                                                                                              2,062             3,370

Excess of cost over net assets of acquired
  businesses, net of accumulated amortization
  of $419,000 (1994) and $597,000 (1995)                                                      2,991             2,865

Real estate and personal property held for sale (Note 7)                                      3,603             3,742

Deposit base intangibles, net of accumulated
  amortization of $412,000 (1994) and
  $525,000 (1995)                                                                               712               600

Net assets of discontinued operations (Note 15)                                               3,486                77

Other assets (Note 12)                                                                          891             2,015
                                                                                   ----------------   ---------------

Total assets                                                                       $        110,429   $       144,931
                                                                                   ================   ===============





                                                                     (Continued)

                     EMERGENT GROUP, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (CONTINUED)

                                                                                              DECEMBER 31,
                                                                                   ----------------------------------
                                                                                          1994               1995
                                                                                   ----------------   ---------------
                                                                                             (IN THOUSANDS)
                                           LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable to banks and other, including $100,000
    in 1994 to related parties (Note 8)                                            $         17,520   $        31,633

  Investor Savings: (Note 9)
    Notes payable to investors, including $722,000
      in 1994 and $820,000 in 1995 to related parties                                        56,497            82,132
    Subordinated debentures, including $69,000 in 1994
      and $53,000 in 1995 to related parties                                                 20,998            16,185
                                                                                   ----------------   ---------------

      Total investor savings                                                                 77,495            98,317

  Accrued liabilities (Note 12)                                                               3,824             3,090
  Remittance due to loan participants                                                           683             1,188
  Accrued interest                                                                              471               622
                                                                                   ----------------   ---------------

                                                                                              4,978             4,900
                                                                                   ----------------   ---------------

Total liabilities                                                                            99,993           134,850

Minority interest                                                                               736               196

Commitments and contingencies (Note 21)

Shareholders' equity (Note 13)
  Common stock, par value $.05 a share - authorized
    400,000 shares in 1994 and 4,000,000 shares in
    1995, issued 200,575 in 1994 and 121,000 in 1995                                             10                 6
  Class A common stock, par value $.05 a share - authorized
    20,000,000 shares in 1994 and 6,666,667 shares in 1995;
    issued 9,803,438 shares in 1994 and 6,276,474 shares
    in 1995                                                                                     490               314
  Capital in excess of par value                                                              6,924             6,632
  Retained earnings                                                                           2,276             2,933
                                                                                   ----------------   ---------------

Total shareholders' equity                                                                    9,700             9,885
                                                                                   ----------------   ---------------

Total liabilities and shareholders' equity                                         $        110,429   $       144,931
                                                                                   ================   ===============




 See Notes to Consolidated Financial Statements which are an integral part of these statements.

                     EMERGENT GROUP, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                  FOR THE YEARS ENDED
                                                                                       DECEMBER 31,
                                                                    --------------------------------------------------
                                                                          1993             1994             1995
                                                                    --------------   --------------   ---------------
                                                                            (IN THOUSANDS, EXCEPT SHARE DATA)
REVENUES
  Interest, servicing and finance charges                           $        7,983   $       10,903   $        15,639
  Gain on sale of loans                                                      3,605            6,450             9,169
  Management fees                                                               81              320               570
  Other revenues                                                               377              522               900
                                                                    --------------   --------------   ---------------
      Total revenues                                                        12,046           18,195            26,278
                                                                    --------------   --------------   ---------------
EXPENSES
  Interest                                                                   5,073            5,879             8,527
  Provision for credit losses                                                  686            2,510             2,480
  Salaries and fringe benefits                                               3,106            4,001             5,691
  Business development                                                         515              626               653
  General and administrative expense                                         2,003            2,732             4,075
                                                                    --------------   --------------   ---------------
      Total expenses                                                        11,383           15,748            21,426
                                                                    --------------   --------------   ---------------

      Income from continuing operations before income
         taxes, minority interest and cumulative effect
         of change in accounting principle                                     663            2,447             4,852

Provision (benefit) for income taxes (Note 16)
  Current                                                                       59              266               149
  Deferred                                                                    (245)             343                41
                                                                    --------------   --------------   ---------------
                                                                              (186)             609               190
                                                                    -------------------------------   ---------------
      Income from continuing operations before minority
         interest and cumulative effect of change in accounting
         principle                                                             849            1,838             4,662

Minority interest in earnings of subsidiary                                    (25)             (46)              (81)
                                                                    --------------   --------------   ---------------

      Income from continuing operations before cumulative
         effect of change in accounting principle                              824            1,792             4,581

Discontinued transportation and apparel manufacturing
  segments (Notes 14, 15 and 17)
  Gain (loss) from operations, net of income tax                               257           (2,022)           (1,573)
  Gain (loss) on disposal of segments, net of income tax                         3            2,568            (2,351)
                                                                    --------------   --------------   ---------------
                                                                               260              546            (3,924)
                                                                    --------------   --------------   ---------------
Cumulative effect of change in method of accounting
  for income taxes                                                             113               --                --
                                                                    ---------------  --------------   ---------------
      Net income                                                    $        1,197   $        2,338   $           657
                                                                    ==============   ==============   ===============
Income (loss) per share of common stock
  Continuing operations                                             $         0.13   $         0.27   $          0.69
  Discontinued operations                                                     0.04             0.08             (0.59)
  Cumulative effect of change in accounting method                            0.01               --                --
                                                                    --------------   --------------   ---------------
                                                                    $         0.18   $         0.35   $          0.10
                                                                    ==============   ==============   ===============
Computed on the weighted average number of shares,
  options and warrants outstanding                                       6,551,508        6,688,734         6,668,192
                                                                    ==============   ==============   ===============


 See Notes to Consolidated Financial Statements which are an integral part of these statements.

                     EMERGENT GROUP, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1993, 1994 AND 1995

                                                                                 CLASS A
                                                  COMMON STOCK                 COMMON STOCK
                                                --------------------       ------------------------
                                                                                                      CAPITAL
(DOLLAR AMOUNTS IN                              SHARES                      SHARES                    EXCESS OF       RETAINED
  THOUSANDS)                                    ISSUED       AMOUNT         ISSUED       AMOUNT       PAR VALUE       EARNINGS
                                               --------   -----------      ---------  ------------  -------------  ---------------
Balance at December 31, 1992                    169,664   $         8      8,288,814  $        415  $       5,893  $       (1,259)
Issuance of shares in exchange for
  minority interest in subsidiaries               4,218             1        206,667            10            133              --
Redemption of stock purchase
  warrants                                           --            --             --            --             (3)             --
Issuance of shares as  payment for
  purchase of a subsidiary                       26,693             1      1,307,957            65            901              --
Net income                                           --            --             --            --             --           1,197
                                              ---------   -----------   ------------  ------------  -------------  --------------
Balance at December 31, 1993                    200,575            10      9,803,438           490          6,924             (62)
Net income                                           --            --             --            --             --           2,338
                                              ---------   -----------   ------------  ------------  -------------  --------------
Balance at December 31, 1994                    200,575            10      9,803,438           490          6,924           2,276
Shares issued, formerly held by subsidiary           --            --         24,700             1             15              --
Shares purchased through Tender Offer           (19,377)           (1)      (467,288)          (23)          (535)             --
Shares retired through reverse stock split     (121,204)           (6)    (6,242,275)         (312)           309              --
Shares issued on exercise of stock options          506            --         19,662             1             79              --
Two for one stock dividend in the form of
  a stock split                                  60,500             3      3,138,237           157           (160)             --
Net income                                           --            --             --            --             --             657
                                              ---------   -----------   ------------  ------------  -------------  --------------
Balance at December 31, 1995                    121,000   $         6      6,276,474  $        314  $       6,632  $        2,933
                                              =========   ===========   ============  ============  =============  ==============

 See Notes to Consolidated Financial Statements which are an integral part of these statements.

                     EMERGENT GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                  FOR THE YEARS ENDED
                                                                                       DECEMBER 31,
                                                                    --------------------------------------------------
                                                                          1993             1994             1995
                                                                    --------------   --------------   ---------------
                                                                                     (IN THOUSANDS)
OPERATING ACTIVITIES
  Net income                                                        $        1,197   $        2,338   $           657
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
    Depreciation and amortization                                              558              783               938
    Provision for credit losses                                                686            2,510             2,480
    Gain on sale of investments in mortgage loans                               --           (1,595)           (5,256)
    Loss on sale of investments                                                 --               66                --
    Loss on disposal of property and equipment                                   4                5                44
    Net increase in deferred loan costs                                         --               --              (171)
    Net increase (decrease) in deferred gain on sale                           744              453              (853)
    Loans originated - held for sale                                       (31,882)         (73,709)          (28,772)
    Principal proceeds from loans sold                                      31,052           87,288            26,401
    Minority interest in earnings of subsidiary                                 19                7                81
    Changes in operating assets and liabilities increasing
      (decreasing) cash
      Excess servicing receivable                                             (411)          (1,460)             (183)
      Remittance due loan participants                                         304              295               505
      Accrued interest payable                                                  35               30               103
      Accrued liabilities                                                      (58)             913               877
      Accrued interest receivable                                               23             (193)             (644)
      Other assets                                                            (577)             242              (923)
      Net cash provided by (used in) operating activities of
         discontinued operations                                              (100)          (1,253)            1,592
                                                                    --------------   --------------   ---------------
         Net cash provided by (used in) operating activities                 1,594           16,720            (3,124)
                                                                    --------------   --------------   ---------------





                                                                     (Continued)

                     EMERGENT GROUP, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF CASH FLOWS, (CONTINUED)

                                                                                   FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                    ---------------------------------------------------
                                                                          1993              1994             1995
                                                                    --------------    --------------    ---------------
                                                                                      (IN THOUSANDS)
  INVESTING ACTIVITIES
    Loans originated - held for investment                                 (36,460)         (74,937)          (74,363)
    Principal payments received on loans not sold                           26,094           31,786            50,329
    Purchase of investments in mortgage loans held for sale                     --               --          (145,213)
    Proceeds from securitization of loans                                       --               --            15,357
    Payments to securitization trustee for cash reserve                         --               --              (612)
    Proceeds from sale of investments in mortgage loans                         --               --           123,716
    Principal payments received on asset-backed securities                      --               --               177
    Additional investment in subsidiary                                         --               --              (359)
    Purchase of investment in partnership                                       --               --            (1,000)
    Increase in note receivable from former subsidiary                          --               --              (200)
    Cash paid for acquisition, net of cash purchased                          (830)              --                --
    Reduction in goodwill of subsidiary                                         --               85                --
    Purchase of short-term investments                                        (947)              --                --
    Proceeds from sale of short-term investments                             1,000              581               614
    Proceeds from sale of real estate and personal
      property held for sale                                                   557            1,128             3,401
    Proceeds from sale of property and equipment                                 8               --                --
    Purchase of property and equipment                                        (227)            (479)           (1,732)
    Rent received on real estate held for sale                                  36               87                85
    Improvements and related costs incurred on real
      estate held for sale                                                    (286)            (477)             (205)
    Net cash provided by (used in) investing activities
      of discontinued operations                                              (743)             806                31
                                                                    --------------      -----------      ------------
    Net cash used in investing activities                                  (11,798)         (41,420)          (29,974)
                                                                    --------------      -----------      ------------

FINANCING ACTIVITIES
    Advances under bank lines of credit                                     19,583          104,622           179,381
    Payments on bank lines of credit                                       (23,869)         (91,839)         (164,989)
    Net increase in notes payable to investors                              10,971           13,496            25,635
    Net (decrease) increase in subordinated debentures                       3,637           (5,826)           (4,812)
    Payments on long-term debt and capital leases                               --             (280)             (279)
    Cash paid for stock purchased in tender offer                               --               --              (568)
    Proceeds from exercise of stock options                                     --               --                52
    Cash paid for redemption of stock purchase warrant                          (3)              --                --
    Increase (decrease)  in note payable to minority shareholder                 2              (50)               --
    Payments on mortgage payable                                                --              (80)               --
    Net cash provided by (used in) financing activities of
      discontinued operations                                                  610              (25)              (40)
                                                                    --------------      -----------      ------------
    Net cash provided by financing activities                               10,931           20,018            34,380
                                                                    --------------      -----------      ------------
    Net increase (decrease) in cash and cash equivalents                       727           (4,682)            1,282
CASH AND CASH EQUIVALENTS, BEGINNING
  OF YEAR                                                                    4,233            4,960               278
                                                                    --------------      -----------      ------------
CASH AND CASH EQUIVALENTS, END OF YEAR                              $        4,960      $       278             1,560
                                                                    ==============      ===========      ============

 See Notes to Consolidated Financial Statements which are an integral part of these statements.

                     EMERGENT GROUP, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       SIGNIFICANT ACCOUNTING POLICIES

CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its subsidiaries, each of which is wholly-owned except The Loan Pro$, Inc. ("Loan Pro$") which is 80% owned. All significant intercompany items and transactions have been eliminated in consolidation.

The Company and its subsidiaries are primarily engaged in the business of originating, selling and servicing first and second residential mortgage loans, commercial loans partially guaranteed by the United States Small Business Administration ("SBA") and loans collateralized by pre-owned automobiles. The funds for these loans are obtained principally through the issuance of notes payable and subordinated debentures to investors, and utilization of various lines of credit with banks.

Substantially all of the Company's mortgage and automobile loans are made to non-prime borrowers. These borrowers generally have limited access to credit or are otherwise considered to be credit impaired by conventional lenders.

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ from those estimates. These estimates include, among other things, anticipated prepayments on loans sold with servicing retained, valuation of real estate owned, and determination of the allowance for credit losses.

Minority interest represents minority shareholders' proportionate share of the equity and earnings of Loan Pro$.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed principally using the straight-line method over the estimated useful lives of the assets. Additions to property and equipment and major replacements or improvements are capitalized at cost. Maintenance, repairs and minor replacements are expensed when incurred.

AMORTIZATION

The excess of cost over related net assets of businesses acquired is amortized using the straight-line method principally over 25 years. Deposit base intangibles associated with the acquisition of certain subsidiaries are amortized using the straight-line method over 10 years.

INCOME TAXES

The Company and its subsidiaries file a consolidated Federal income tax return. Deferred income taxes arise principally from depreciation, unrealized gains on loans held for sale, amortization of deposit base intangibles and allowances for credit losses.

STATEMENT OF CASH FLOWS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

The Company foreclosed on or repossessed property used to collateralize loans receivable in the amount of $5,345,000 in 1993, $3,362,000 in 1994 and $3,955,000 in 1995.

The Company sold real estate held for sale by issuing loans to the buyers in the amount of $1,050,000 in 1993, $611,000 in 1994 and $689,000 in 1995.

The Company paid income taxes of $60,000 in 1993, $214,000 in 1994 and $267,000 in 1995. The Company paid interest of $5,271,000 in 1993, $5,967,000 in 1994 and $8,397,000 in 1995.

ALLOWANCE FOR CREDIT LOSSES

The allowance for credit losses is based on management's ongoing evaluation of the serviced loan portfolio and reflects an amount that, in management's opinion, is adequate to absorb losses in the existing portfolio. In evaluating the portfolio, management takes into consideration numerous factors, including current economic conditions, prior loan loss experience, the composition of the serviced loan portfolio, and management's estimate of anticipated credit losses. Loans are charged against the allowance at such time as they are determined to be losses. Subsequent recoveries are credited to the allowance.

Management considers the year-end allowance appropriate and adequate to cover possible losses in the serviced loan portfolio; however, management's judgment is based upon a number of assumptions about future events, which are believed to be reasonable, but which may or may not prove to be valid. Thus, there can be no assurance that charge-offs in future periods will not exceed the allowance for credit losses or that additional increases in the allowance for credit losses will not be required.

ACCOUNTING FOR IMPAIRED LOANS

Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") 114 (Accounting by Creditors for Impairment of a
Loan). SFAS 114 requires that the allowance for credit losses for impaired loans (as defined) be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. SFAS 114 also changed the treatment of "in-substance foreclosed" properties to require that properties should be included as other real estate owned when legal possession of the property has been obtained. Accordingly, the Company transferred $2,674,000 and $2,327,000 (net of allowance of $297,000) of in-substance foreclosed properties from other real estate owned to loans receivable at December 31, 1993 and 1994, respectively. The adoption of SFAS 114 had no effect on net income or shareholders' equity.

The Company's policy is to evaluate impaired loans based on the fair value of the collateral. Interest income from impaired loans is recorded using the cash method.

REAL ESTATE AND PERSONAL PROPERTY HELD FOR SALE


Real estate and personal property held for sale represent properties foreclosed upon or repossessed in the normal course of business and is valued at the lower of cost or net realizable value. Costs related to the development and improvement of the properties are capitalized whereas those costs relating to holding the properties are charged to expense.

INTEREST INCOME

Interest income on loans receivable is recognized using the interest method. Accrual of interest is discontinued when a loan is over 90 days past due and the collateral is determined to be inadequate or when foreclosure proceedings begin. Loan fees and issuance commissions are amortized into income over the life of the loan, using the interest method.

GAIN ON SALE OF LOANS

The Company sells participations representing the SBA-guaranteed portion of all of its SBA Loans (the "SBA Loan Participations") in the secondary market. In connection with such sales, the Company receives excess servicing revenue and a premium related to the guaranteed portion being sold. A portion of the premium received is deferred as an unearned discount against the remaining unguaranteed portion of the loan based on the relative fair values of those portions to the total loan and the remainder is recognized as income at the time of the sale. The resulting unearned discount is accreted into interest income over the life of the loan using the interest method.

Mortgage loans consist principally of first and second residential mortgages originated principally throughout North Carolina, South Carolina and the remaining southeastern United States, and are stated at the principal amount outstanding if held for investment purposes. Non-refundable loan fees and direct costs associated with the origination or purchase of loans are deferred and netted against outstanding loan balances. Mortgage loans held for sale are carried at the lower of aggregate cost or market. Origination fees on mortgage loans held for sale are deferred until the time of sale and are included in the computation of the gain on, or loss from, the sale of the related loans. The cost of mortgage loans held for sale is the face value of the mortgage notes adjusted for the net deferred fees and costs that are recognized upon sale.

REMITTANCE DUE LOAN PARTICIPANTS AND SERVICING FEE INCOME

The Company retains the servicing rights on SBA guaranteed loan participations sold on the secondary market, for which it receives monthly a minimum of 1% of the outstanding principal balance. The Company receives the payments from the borrowers and records the portion relating to the sold participation as a liability. The participation portion is remitted to Colson Services Corp., the exclusive Fiscal and Transfer Agent for the guaranteed portion of SBA loans sold in the secondary market, by the 3rd business day of the following month.

EXCESS SERVICING RECEIVABLE

An excess servicing receivable is recognized on SBA guaranteed loan participation sales in which a servicing fee in excess of the normal servicing fee is retained. The amount is determined based on the difference between the actual sales price and the estimated sales price that would have been obtained if a normal servicing fee rate had been specified. The excess servicing receivable is amortized on a loan by loan basis against servicing income over
the life of the loan using the interest method.   (Note 4)


BORROWER COMMITMENT DEPOSITS

The Company generally receives a commitment deposit from its applicants for SBA loans prior to closing. The commitment deposits are recorded as a liability when received, and are reduced for any direct expenses incurred in making the loan. Any excess deposit is refunded to the borrower at the time of, or subsequent to, the loan closing. Borrower commitment deposits are included in accrued liabilities.

NET INCOME PER SHARE OF COMMON STOCK

The Company's shareholders approved a one-for-three reverse split of the Company's Common and Class A Common Stock in June 1995. Effective January 22, 1996, the Company declared a two for one Common and Class A Common Stock dividend in the form of a stock split. The weighted average number of shares of Common and Class A Common Stock have been restated for all periods presented to reflect these stock splits.

Net income per share is computed on the weighted average number of shares of Common Stock and Common Stock equivalents outstanding during each year, 6,551,508 shares (1993), 6,688,734 shares (1994), 6,668,192 shares (1995), consisting of Common and Class A Common shares.

RECLASSIFICATIONS

Certain previously reported amounts have been reclassified to conform to
current year presentation.   Such reclassifications had no effect on net income
or shareholders' equity.

2.         CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The Company maintains its primary checking accounts with three principal banks and maintains overnight investments in reverse repurchase agreements with those same banks. The amounts maintained in the checking accounts are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. At December 31, 1995, the amounts maintained in the overnight investments in reverse repurchase agreements, which are not insured by the FDIC, totaled $791,000. These investments were collateralized by U.S. Government securities held by the banks. At December 31, 1994, the amount maintained in the overnight investments in reverse repurchase agreements totaled $378,000. These investments were also collateralized by U. S. Government securities held by the banks.

3.         LOANS RECEIVABLES

The following is a summary of loans receivables by type of loan:

                                                                                                December 31,
                                                                                       ------------------------------
                                                                                           1994             1995
                                                                                       --------------   -------------
                                                                                                (in thousands)
Mortgage Loans:
  Real estate loans on personal residences                                             $       46,961   $      56,722
  Real estate loans on rental property                                                          2,415           3,867
  Construction loans                                                                            5,639           2,934
  Notes receivable from related parties                                                           169             363
                                                                                       --------------   -------------

                                                                                               55,184          63,886
SBA loans                                                                                      25,845          19,937
Automobile loans                                                                                8,483          17,673
Other loans                                                                                     2,224           2,369
                                                                                       --------------   -------------

                                                                                       $       91,736   $     103,865
                                                                                       ==============   =============

Notes receivable from related parties included advances of $54,000 (1994) and $261,000 (1995) and repayments of $8,000 (1994) and $67,000 (1995).

Real estate loans generally have contractual maturities of 12 to 360 months with an average interest rate at December 31, 1994 and 1995 of approximately 12%. Construction loans generally have contractual maturities of 12 months with an average interest rate at December 31, 1994 and 1995 of approximately 12%. SBA loans range in maturity from 7 years to 25 years depending on the use of proceeds. Interest rates on SBA loans are variable, adjusted on the first day of each calendar quarter and are generally prime plus 2.75%. The average interest rate at December 31, 1994 and 1995 for SBA loans was 11.5% and 10%, respectively. Automobile loans have maturities generally not exceeding 60 months with fixed interest rates averaging 28% in 1994 and 1995. At December 31, 1994 and 1995, approximately $3,145,000 (net of an allowance for impaired loans of $297,000) and $3,950,000 (net of an allowance for impaired loans of $73,000), respectively, of loans receivable were impaired.

Loans sold and serviced for others at December 31, 1994 and 1995 were approximately $62,046,000 and $88,077,000, respectively, and are not included in assets in the accompanying balance sheets.

The Company's portfolio of SBA loans receivable is diversified by industry type. At December 31, 1995, the largest concentration of SBA loans was to servicing and manufacturing companies, which comprised approximately 23% and 17%, respectively, of the SBA serviced portfolio. Approximately 23%, 16%, 16% and 13% of the serviced SBA loan portfolio at December 31, 1995 consisted of loans to borrowers located in Florida, Kansas, South Carolina and Colorado, respectively. The majority of the Company's other types of loans were to borrowers located in South Carolina. In addition, during 1995 the Company originated mortgage loans principally in the southeastern United States, with 51% of originations in South Carolina, 20% in North Carolina and the remainder distributed through the remaining southeastern states.

An analysis of the allowance for credit losses is as follows:

                                                                               Years Ended December 31,
                                                                      ------------------------------------------------
                                                                          1993             1994             1995
                                                                      -------------    --------------   --------------
                                                                                       (in thousands)
Balance at beginning of year                                          $         976    $          952   $       1,730
Provision for credit losses                                                     686             2,510           2,480
Net charge offs                                                                (710)           (1,732)         (1,563)
                                                                      -------------    --------------   -------------
Balance at end of year                                                          952             1,730           2,647
Less allowance for loss on asset-backed securities                               --                --            (773)
                                                                      -------------    --------------   -------------

Balance at end of year                                                $         952    $        1,730   $       1,874
                                                                      =============    ==============   =============

As of December 31, loans totaling $2,110,000 (1993), $1,433,000 (1994) and
$5,145,000 (1995) were on non-accrual status. The associated interest income not recognized on these non-accrual loans was approximately $146,000 during 1993, $45,000 during 1994 and $164,000 during 1995.

4.         EXCESS SERVICING RECEIVABLE

The activity in the excess servicing receivable is summarized as follows:

                                                                                        Years Ended December 31,
                                                                                   ----------------------------------
                                                                                         1994              1995
                                                                                   ----------------   ---------------
                                                                                              (in thousands)
Balance, beginning of year                                                         $            412   $         1,872
Additional gain on sale of loans                                                              1,942             1,095
Amortization against servicing revenues                                                        (482)             (913)
                                                                                   ----------------   ---------------
Balance, end of year                                                               $          1,872   $         2,054
                                                                                   ================   ===============

The weighted average interest rate inherent in the carrying value of the excess servicing receivable is 10% at December 31, 1995. During 1994, the Company changed its estimated normal servicing rate to more closely reflect the industry standard. The effect of this change was to increase 1994 income by approximately $490,000.

The carrying value of the excess servicing receivable approximates fair value.

5.         INVESTMENT IN ASSET-BACKED SECURITIES

In 1995, the Company securitized $17,063,000 of the unguaranteed portions of its SBA loans. The securitization was effected through a grantor trust (the "Trust"), the ownership of which was represented by Class A and Class B certificates. The Class A certificates were purchased by investors, while the Company retained the Class B certificates. The Class B certificates are
classified as held to maturity securities under SFAS 115.   Securities
classified as held to maturity are carried at cost. These certificates are carried on the balance sheet as asset-backed securities in the net amount of $1,477,000. This amount is net of $773,000 allowance for loss and includes a cash reserve of $612,000 held in the Trust account. These certificates give the holders thereof the right to receive payments and other recoveries attributable to the unguaranteed portion of SBA loans held by the Trust. The Class B certificates represent approximately 10% of the principal amount of the SBA loans transferred in the securitization and are subordinate in payment and all other respects to the Class A certificates. Accordingly, in the event that payments received by the Trust are not sufficient to pay certain expenses of the Trust and the required principal and interest payments due on the Class A certificates, the Company, as holder of the Class B certificates, would not be entitled to receive principal or interest payments due thereon. Although securitizations provide liquidity, the Company has utilized securitizations principally to provide a lower cost of funds and to reduce interest rate risk. The Company's excess servicing fees from the transaction are recognized over the life of the transaction.

The Company serves as master servicer for the Trust and, accordingly, forwards payments received on account of the SBA loans held by the Trust to the trustee, which, in turn, pays the holders of the certificates in accordance with the terms of and priorities set forth in the securitization documents. Because the transfer of the SBA loans to the Trust constitutes a sale of the underlying SBA loans, no liability is created on the Company's Consolidated Financial Statements. However, the Company has the obligation to repurchase the SBA Loans from the Trust in the event that certain representations made with respect to the transferred SBA loans are breached or in the event of certain defaults by the Company, as master servicer. The Class A certificates received a rating of Aaa from Moody's Investors Service, Inc. The Class B certificates were not rated. In connection with the securitization, the Company received a cash payment of $15,357,000.

6.         PROPERTY AND EQUIPMENT

The following is a summary of property and equipment:

                                                                                                 December 31,
                                                                                       ------------------------------
                                                                                           1994             1995
                                                                                       --------------   -------------
                                                                                               (in thousands)
Land                                                                                   $          228   $         228
Buildings and leasehold improvements                                                            1,063           1,162
Equipment                                                                                         105             264
Furniture and fixtures                                                                          1,274           2,673
                                                                                       --------------   -------------
                                                                                       $        2,670   $       4,327
                                                                                       ==============   =============

Depreciation expense was $678,000, $694,000, and $769,000 in 1993, 1994 and
1995, respectively.

7.         REAL ESTATE AND PERSONAL PROPERTY HELD FOR SALE

An analysis of real estate and personal property held for sale is as follows:

                                                                                                 December 31,
                                                                                       ------------------------------
                                                                                           1994             1995
                                                                                       --------------   -------------
                                                                                               (in thousands)
Balance at beginning of year                                                           $        2,848   $       3,603
Loan foreclosures and improvements                                                              3,889           4,160
Dispositions, net                                                                              (3,134)         (4,021)
                                                                                       --------------   -------------
Balance at end of year                                                                 $        3,603   $       3,742
                                                                                       ==============   =============

8.         NOTES PAYABLE

Notes payable are summarized as follows:

                                                                                                December 31,
                                                                                       ------------------------------
                                                                                           1994             1995
                                                                                       --------------   -------------
                                                                                                (in thousands)
A.    Notes payable under revolving credit agreements,
      with interest at the bank's prime rate (8.5% at
      December 31, 1995) maturing March 31, 1996                                       $        2,865   $       6,892

B.    Notes payable under lines of credit, with interest
      at the bank's prime rate plus 3/4% (9.25% at
      December 31, 1995) maturing in December 1997                                                 --           9,911

C.    Notes payable under lines of credit, with interest
      at the bank's prime rate (8.5% December 31, 1995)
      maturing December 29, 1998                                                               14,376          14,830

      Note payable in equal annual principal installments
      plus 8% interest                                                                            279              --
                                                                                       --------------   -------------
                                                                                       $       17,520   $      31,633
                                                                                       ==============   =============

A. Under the terms of revolving credit agreements, the mortgage lending subsidiaries of the Company may borrow up to a maximum of $20,000,000 with interest at the bank's prime rate payable monthly. The note is collateralized by loans receivable. The agreements, among other matters, require the total unpaid balance of such pledged loans receivable to be a maximum of $25,000,000, a specified debt to net worth ratio, minimum tangible net worth and restrictions on the payment of dividends. The Company is in compliance with such restrictive covenants. The revolving credit agreements mature on March 31, 1996. At December 31, 1995, $8,958,000 was available under these lines of credit.

B. Under the terms of the lines of credit, the automobile lending subsidiaries of the Company may borrow up to a maximum of $26,000,000 with interest at the bank's prime rate plus three-quarters of one percent payable monthly. The notes are collateralized by loans receivable. The terms of the agreements state that advances under the lines of credit cannot exceed 85% of the aggregate unpaid principal balance of outstanding notes receivable which are no more than sixty days past due. The agreements, among other matters, require minimum debt to tangible net worth ratios, minimum interest coverage ratios, minimum loss reserves, maximum debt to borrowing base restrictions, and restrictions on the payment of dividends. At December 31, 1995, the automobile lending subsidiaries were in compliance with such restrictive covenants and $4,308,000 was available under these lines of credit. These agreements mature in December, 1997.

C. Under the terms of the lines of credit, the commercial lending subsidiaries of the Company may borrow up to a maximum of $32,000,000 with interest at the bank's prime rate. The lines are limited to 100% of the outstanding balance of the guaranteed portion of SBA 7(a) loans, 80% of the outstanding balance of the unguaranteed portion of SBA 7(a) loans, and 50% of SBA 504 loans as defined in the loan agreements. The agreements, among other matters, require minimum tangible net worth ratios, maximum ratios of total liabilities to tangible net worth, minimum interest coverage ratios, limitations on the amount of capital expenditures in any fiscal year, and restrictions on the payment of dividends. At December 31, 1995, these subsidiaries were in compliance with such restrictive covenants and $933,000 was available under these lines of credit. These agreements mature in December, 1998.

Annual aggregate maturities of notes payable at December 31, 1995 are as follows (in thousands):

                          1996                                                         $        6,892
                          1997                                                                  9,911
                          1998                                                                 14,830
                                                                                       --------------
                                                                                       $       31,633
                                                                                       ==============

The Company currently has a commitment from a lender with respect to a new credit facility in the amount of $70,000,000. It is expected that this facility will be in place by the end of February, 1996.

9.         INVESTOR SAVINGS

Investor savings are summarized as follows:

                                                                                                 December 31,
                                                                                       ------------------------------
                                                                                           1994            1995
                                                                                       --------------   -------------
                                                                                               (in thousands)
A.  Notes payable to investors                                                         $       56,497   $      82,132

B.  Subordinated debentures                                                                    20,998          16,185
                                                                                       --------------   -------------

                                                                                       $       77,495   $      98,317
                                                                                       ==============   =============

A) Notes payable to investors are issued in any denomination greater than $10,000 and are registered under the South Carolina Uniform Securities Act. The notes mature from three months to three years from date of issuance. Interest is payable monthly, quarterly or at maturity at the option of the investors. Interest rates on the notes are fixed until maturity and range from 6% to 10% at December 31, 1994 and 7% to 9% at December 31, 1995. The notes are subordinated to all bank debt, and are senior to subordinated debentures.

B) Subordinated debentures are issued in any denomination greater than $100 and are registered under the South Carolina Uniform Securities Act. The subordinated debentures normally mature in one year from date of issuance and have an interest rate ranging from 5% to 6% quarterly. The debentures are subordinated to all bank debt and notes payable to investors.

At December 31, 1994 and 1995, notes payable to investors and subordinated debentures include an aggregate of approximately $11,043,000 and $17,080,000, respectively, of individual investments exceeding $100,000.

10.        LEASES

The Company leases various property and equipment, office space and automobiles under operating leases.

The following is a schedule by year of future minimum rental payments for all operating leases that have initial or remaining noncancellable terms in excess of one year (in thousands):

                          1996                                                         $          427
                          1997                                                                    350
                          1987                                                                    264
                          1999                                                                    222
                          2000                                                                     73
                                                                                       --------------
                                                                                       $        1,336
                                                                                       ==============

Total rental expense was approximately $974,000 in 1994 and $901,000 in 1995.

11.        MANAGEMENT AGREEMENTS

The Company manages two venture capital funds. The Company receives management fees equal to two and one-half percent of the total assets under management in each venture capital fund with an aggregate minimum management fee of $445,000 annually. The Company received management fees of $570,000 from the venture capital funds during 1995. The Company may also receive incentive management fees of 15% and 20%, respectively, from the two venture capital funds, of the net portfolio profits of each venture capital fund, as defined.

The Company is a General Partner of one of the venture capital funds and, during 1995, made a $1,000,000 investment into the partnership. This partnership has significant common principals with the Company.

12.        OTHER ASSETS AND ACCRUED LIABILITIES

Other assets include the following:

                                                                                                December 31,
                                                                                       ------------------------------
                                                                                           1994             1995
                                                                                       --------------   -------------
                                                                                               (in thousands)
Debt issuance costs, net                                                               $           68   $         666
Investments, at cost                                                                               12           1,012
Deferred tax benefits                                                                             172             196
Other                                                                                             639             141
                                                                                       --------------   -------------
                                                                                       $          891   $       2,015
                                                                                       ==============   =============

Accumulated amortization for other assets was approximately $1,083,000 in 1994 and $1,253,000 in 1995.

Accrued liabilities include the following:

                                                                                                December 31,
                                                                                       ------------------------------
                                                                                           1994             1995
                                                                                       --------------   -------------
                                                                                                (in thousands)
Taxes accrued and withheld                                                             $          177   $          --
Income taxes                                                                                      159             302
Deferred fees income                                                                              483              13
Accrued professional fees                                                                          20             141
Accounts payable                                                                                  278             208
Borrower commitment deposits                                                                      402             356
Accrued salaries and wages                                                                        186             289
Devaluation of discontinued subsidiary in excess of goodwill                                      981              --
Other                                                                                           1,138           1,781
                                                                                       --------------   -------------
                                                                                       $        3,824   $       3,090
                                                                                       ==============   =============

13.        SHAREHOLDERS' EQUITY

The Company has two classes of capital stock, Common Stock and Class A Common Stock. The two classes have identical rights except for certain restrictions on the transferability of the Class A Common Stock to holders of 4.5% or more of the Company's outstanding capital stock (Common and Class A Stock).

On May 21, 1981, the shareholders approved a stock option plan and on May 22, 1984, the shareholders approved an increase in the number of shares of Common Stock which may be granted from 250,000 to 500,000. Under the terms of the plan, the Company may grant options to key employees and directors to purchase up to a total of 500,000 shares of its $.05 par value Common Stock. The option price is the fair market value at date of grant. The options expire five years from date of grant, are not transferable other than on death, and are exercisable 20% on the date of grant and 20% per year on a cumulative basis for each year subsequent to the date of grant. No shares are available for grant under this stock option plan.

On June 9, 1995, the shareholders approved a stock option plan under which the Board of Directors may issue 11,334 shares of Common Stock and 555,354 shares of Class A Common Stock. Under the terms of the plan, the Company may grant options to key employees to purchase up to a total of 566,668 shares of its $.05 par value Common and Class A Common Stock. The option price is the fair market value at date of grant. The options expire five years from date of grant, are not transferable other than on death, and are exercisable 20% on the date of grant and 20% per year on a cumulative basis for each year subsequent to the date of grant. The options available for grant under the plan consist of 6,612 Common Stock options and 324,048 Class A Common Stock options at December 31, 1995.

Also on June 9, 1995, the shareholders approved a stock option plan under which each nonemployee member of the Board of Directors receives options to purchase 14 shares of Common Stock and 652 shares of Class A Common Stock each December 31 beginning in 1995 through 1999. The terms of the plan are identical to the employee stock option plan approved on June 9, 1995. The options available for grant under this plan consist of 597 Common Stock options and 29,407 Class A Common Stock options at December 31, 1995.

On June 9, 1995 the shareholders of the Company approved a one-for-three reverse split of the Common and Class A Common Stock. The certificates for previously issued Common and Class A Common Stock were canceled and were forfeited by the holder in order for the holder to receive replacement certificates for the after reverse split shares. The shareholders also authorized the increase of post reverse split authorized shares of Common Stock to 4,000,000 shares. The Company issued to all shareholders certificates for one-third of their Common and Class A Common shares as of June 9, 1995 upon the shareholder presenting their existing shares. No fractional shares were issued as a result of the one-for-three reverse stock split. All fractional shares were redeemed at equivalent price of $1.25 per share.

The Company offered to buy from the shareholders up to 20,000 shares of Common Stock and up to 980,000 shares of Class A Common Stock for the period March 31, through May 8, 1995 at a price of $1.15 per share. As a result of this offer, the Company purchased 19,377.38 shares of Common Stock and 467,287.96 shares of Class A Common Stock at an aggregate cost of approximately $560,000.

Activity in stock options is as follows:

                                                                                         Years Ended December 31,
                                                                                       ---------------------------
                                                                                          1994              1995
                                                                                       ----------       ----------
Options outstanding, beginning of year ($1.09 per share)                                  133,333          140,000
Issued at:
  $1.09 per share                                                                          40,000               --
  $l.32 per share                                                                              --           80,006
  $4.625 per share                                                                             --          124,000
  $5.09 per share                                                                              --           32,000
  $9.44 per share                                                                              --            2,664
  $10.39 per share                                                                             --              666
  Expired or canceled                                                                     (33,333)              --

Exercised:
  $1.09 per share                                                                                  --         (29,800)
  $1.32 per share                                                                                  --          (1,336)
  $4.625 per share                                                                                 --          (3,200)
  $5.09 per share                                                                                  --          (6,000)
                                                                                          -----------      ----------

  Options outstanding, end of year                                                            140,000         339,000
                                                                                          ===========      ==========

Exercisable, end of year                                                                       56,000          83,532
                                                                                          ===========      ==========

Available for grant, end of year                                                               82,667         330,660
                                                                                          ===========      ==========

Warrants have been issued and are outstanding at December 31 as follows:


                                                           1994                          1995
                                                 ------------------------     -------------------------
                                                   Common        Class A        Common         Class A
                                                 ---------      ---------     ----------      ---------
$2.625 per share                                     4,870        238,618          2,434        119,308
                                                 =========      =========     ==========      =========

These warrants are 100% exercisable at December 31, 1995. Fifty percent of the 1994 warrants outstanding expired on December 31, 1995. The 1995 outstanding warrants expire on December 31, 1996. No warrants were exercised or issued in 1994 or 1995.

14.        SALE OF SUBSIDIARY

In connection with the Company's strategic plan to focus its business efforts on financial services, the Company divested its apparel segment operations, which was comprised solely of the operations of YGI. On September 30, 1995, the Company sold all of the outstanding stock (the "stock sale") of YGI to fifteen individuals (the "Buyers"), who were members of YGI's management team. As a result, the loss on the sale of the stock and operating results of the apparel segment have been classified as discontinued operations. The results of operations have been restated to exclude the Apparel Manufacturing segment from continuing operations.

The Company sold the stock for $600,000 under a non-recourse promissory note from the buyers. As a result of the sale, the Company wrote-off all amounts due from YGI resulting in a charge of $3,580,300, net of income taxes of $67,700, reported as a loss from discontinued operations and have valued the note receivable at $1 due to concern over a decline in operating profits and the related impact on the buyers' source of cash to pay the note. The Company remains contingently liable for the guaranty of certain bank loans and trade accounts payable which existed prior to the stock sale which do not exceed $715,000. Management does not anticipate any significant charges to future earnings as a result of these guarantees.

The apparel segment, which consists solely of the operations of YGI, had net losses of $163,000 in 1993, $31,000 in 1994 and $1.3 million for the nine months ended September 30, 1995. The net loss in 1994 was decreased by the receipt of $1.25 million in life insurance proceeds due to the death of YGI's president. YGI had revenues of $11.5 million in 1993, $12.2 million in 1994 and $7.3 million for the nine months ended September 30, 1995.

15.        DISCONTINUED OPERATIONS

The Company's operations in the Apparel and Transportation segments were discontinued during 1995. The results of operations have been restated to exclude these segments from continuing operations.

Revenues applicable to the discontinued operations were:

                                                                                 Years Ended December 31,
                                                                      ------------------------------------------------
                                                                          1993             1994             1995
                                                                      -------------    --------------   -------------
                                                                                       (in thousands)
Apparel manufacturing                                                 $      11,456    $       12,140   $       7,263
Transportation                                                                1,712             1,407             390

Income from operations and gain (loss) on disposal attributable to the discontinued segments is reported net of income tax expense of:

                                                                               Years Ended December 31,
                                                                      ------------------------------------------------
                                                                          1993             1994             1995
                                                                      -------------    --------------   -------------
                                                                                       (in thousands)
Apparel manufacturing                                                 $          18    $         (158)  $         (22)
Transportation                                                                   23               306             (53)

Net assets of discontinued operations were comprised of the following:

                                                                                                December 31,
                                                                                       ------------------------------
                                                                                            1994             1995
                                                                                       --------------   -------------
                                                                                              (in thousands)
Assets:
  Cash and cash equivalents                                                            $          106   $          --
  Accounts receivable, net                                                                        196              --
  Inventories, net                                                                              3,719              --
  Property and equipment, net                                                                   1,332             153
  Other assets                                                                                    398              80
                                                                                       --------------   -------------
                                                                                                5,751             233
Liabilities:
  Notes payable                                                                                   918              --
  Other liabilities                                                                             1,347             156
                                                                                       --------------   -------------
                                                                                                2,265             156
                                                                                       --------------   -------------
Net assets of discontinued operations                                                  $        3,486   $          77
                                                                                       ==============   =============

Gain (loss) from operations, net of income tax, consists of the following:

                                                                                  Years Ended December 31,
                                                                      ------------------------------------------------
                                                                          1993             1994             1995
                                                                      -------------    --------------   -------------
                                                                                       (in thousands)
Apparel manufacturing segment                                         $        (163)   $       (1,949)  $      (1,253)
Transportation segment                                                          420               (73)           (320)
                                                                      -------------    --------------   -------------
                                                                      $         257    $       (2,022)  $      (1,573)
                                                                      =============    ==============   =============

Gain (loss) on disposal of segments, net of
  income taxes, consists of the following:
                                                                                 Years Ended December 31,
                                                                      ------------------------------------------------
                                                                          1993             1994             1995
                                                                      -------------    --------------   -------------
                                                                                       (in thousands)
Apparel manufacturing segment                                         $          --    $           --   $      (2,324)
Transportation segment                                                            3             2,568             (27)
                                                                      -------------    --------------   -------------
                                                                      $           3    $        2,568   $      (2,351)
                                                                      =============    ==============   =============

16.        INCOME TAXES

A reconciliation of the provision for Federal and state income taxes and the amount computed by applying the statutory Federal income tax rate to income before income taxes, minority interest and cumulative effect of change in accounting principle is as follows:

                                                                                Years Ended December 31,
                                                                      ------------------------------------------------
                                                                          1993             1994             1995
                                                                      -------------    --------------   -------------
                                                                                       (in thousands)
Statutory Federal rate applied to pre-tax income from
  continuing operations                                               $         225    $          832   $       1,650
State income taxes, net                                                          51               311               3
Alternative Minimum Tax on proceeds from life insurance                          --                25              --
Nondeductible expenses                                                           --                 3               5
Benefit of operating loss carryforward                                         (453)             (630)         (1,566)
Amortization of excess cost over net assets of acquired
  businesses                                                                     63                69              62
Other                                                                           (72)               (1)             36
                                                                      -------------    --------------   -------------
                                                                      $        (186)   $          609   $         190
                                                                      =============    ==============   =============

The Company adopted Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes", effective January 1, 1993. This statement supersedes Accounting Principles Board Statement No. 11, under which the Company has previously been recognizing income tax expense. The cumulative effect of adopting SFAS No. 109 had the effect of increasing the Company's 1993 net income by approximately $113,000. The Company's effective tax rate was reduced from approximately 45% to approximately 22% as a result of the adoption of SFAS No. 109. The Company recognized no deferred tax benefits of operating loss carryforwards as a result of the adoption of SFAS No. 109.

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating loss carryforwards. The tax effects of significant items comprising the Company's net deferred tax asset are as follows:

                                                                                                 December 31,
                                                                                       ------------------------------
                                                                                           1994             1995
                                                                                       --------------   -------------
Deferred tax liabilities:                                                                      (in thousands)
  Differences between book and tax basis of property                                   $         (108)  $        (269)
  Other                                                                                            (3)             --
Deferred tax assets:
  Differences between book and tax basis of deposit base intangibles                              130             165
  Allowance for credit losses                                                                     737           1,202
  Write-off of notes receivable                                                                    --           1,386
  Unrealized gain on loans to be sold                                                             152             382
  Deferred tax asset related to discontinued operations                                           707              --
  Operating loss carryforward (net of valuation allowance)                                     (1,443)         (2,670)
                                                                                       --------------   -------------
Net deferred tax asset                                                                 $          172   $         196
                                                                                       ==============   =============

No net deferred tax asset was recognized as to the capital loss carryforwards for the years ended December 31, 1994 and 1995. A valuation allowance equal to these loss carryforwards was applied to each such carryforward as of December 31, 1994 and 1995. A valuation allowance of approximately $7,700,000 was applied to the tax effect of the net operating loss carryforward for the year ended December 31, 1995.

As of December 31, 1995, the Company has available Federal net operating loss carryforwards of approximately $23,000,000 expiring in 1996 through 2001.

17.        OPERATIONS AND INDUSTRY SEGMENTS

The Financial Services segment was active in 1993, 1994 and 1995 in making first and second mortgage loans, small business loans, construction loans and pre-owned automobile loans.

The Apparel Manufacturing segment was active in 1993 and 1994 in the design, manufacture and marketing of dresses for children. The Company sold Young Generations, Inc. (YGI), the sole component of the segment as of September 30, 1995 and as a result, the Apparel Manufacturing segment is shown on the statements of income as discontinued operations.

The Transportation segment was active in 1993 and 1994 in boxcar leasing, short-line railroad operations and railcar repair shop operations. The Company sold Peninsula Terminal Company in July 1994 and assigned the rights to boxcars in the lease with a Class I railroad in November 1994. The Company sold additional railcars in 1995 and as a result, the Transportation segment is shown on the statements of income as discontinued operations.

The Company's customers include investors within the State of South Carolina, first and second residential mortgage borrowers principally in South Carolina and North Carolina commercial borrowers throughout the United States and preowned automobile borrowers principally in South Carolina.

18.        TRANSACTIONS WITH RELATED PARTIES

The Company engaged in the following related party transactions:

The Company obtains legal services from a firm, certain members of which, when considered in the aggregate, own 824,928 shares of the Company's capital stock. One member of the firm may be deemed to share investment and voting power with respect to 501,960 shares of the Company's capital stock owned by a South Carolina partnership, of which his spouse and three adult children are partners and 70,788 shares of the Company's capital stock owned by a Trust, of which he is the Grantor. Total charges for these services were $82,000 (1993), $118,000
(1994), and $234,000 (1995).  Approximately $17,000 (1994) and $0 (1995) of
accounts payable are payable to this law firm.

The Company provided management services to a company with significant common shareholders for which it received fees of $35,000 in 1993 and 1994 and $250,000 in 1995.

Notes payable to investors and subordinated debentures include amounts due to officers, directors and key employees of approximately $1,124,000, $791,000 and $873,000 at December 31, 1993, 1994 and 1995, respectively. The Company also has notes receivable from related parties. (Note 3)

19.        EMPLOYEE RETIREMENT PLAN

The Company has a matched savings plan under Section 401(k) of the Internal Revenue Code covering employees meeting certain eligibility requirements. The plan provides for employee and Company contributions, subject to certain limitations. Company matching contributions are 35% of employee contributions to a maximum of 6% of compensation for each employee. The Company's contributions under the plan totaled approximately $52,000 in 1993, $95,000 in 1994 and $76,000 in 1995.

20.        RECENTLY ISSUED ACCOUNTING STANDARDS

In March 1995, the Financial Accounting Standards Board ("FASB") issued SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." The statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The statement is effective for the Company for the fiscal year ending December 31, 1996, although earlier application is encouraged. Based on the Company's present assets, this statement is not expected to have a significant impact on the Company's financial statements.

In May 1995, the FASB issued SFAS 122, "Accounting for Mortgage Servicing Rights," which amends SFAS No. 65, "Accounting for Mortgage Banking Activities." This statement allows the capitalization of servicing-related costs associated with mortgage loans that are originated for sale, and to create servicing assets for such loans. Prior to this statement, originated mortgage servicing rights were generally accorded off-balance sheet treatment. The statement is effective for the company for the fiscal year ending December 31, 1996. The adoption is not expected to have a material effect on the company's financial condition or results of operations.

The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," in October 1995. This statement supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees" and establishes financial accounting and reporting standards for stock-based employee compensation plans. SFAS 123 requires that an employer's financial statements include certain disclosures about stock-based employee compensation arrangements regardless of the method used to account for them. The accounting requirements of this statement are effective for transactions entered into in fiscal years that begin after December 15, 1995. Though they may be adopted at issuance, the disclosure requirements are effective for financial statements for fiscal years beginning after December 15, 1995, or for an earlier fiscal year for which this statement is initially adopted for recognizing compensation cost. The Company has not determined the impact of adopting SFAS 123 but believes the impact, if any, will be immaterial.

The FASB issued on October 24, 1995, a proposed statement of financial accounting standard "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." FASB's objective is to develop consistent accounting standards for those transactions, including determining when financial assets should be considered sold and derecognized from the statement of financial position and when related revenues and expenses should be recognized. The approach focuses on analyzing the components of financial asset transfers and requires each party to a transfer to recognize the financial assets it controls and liabilities it has incurred and derecognize assets when control over them has been relinquished. In its present form the statement will have minimal impact on the accounting practices of the Company, as this proposed statement does not mandate a change from the Company's current method of accounting for securitization transactions.

21.        CONTINGENCIES AND LOAN COMMITMENTS

In the normal course of business, the Company makes commitments to extend credit that are not presented in the accompanying financial statements. Commitments outstanding at December 31, 1995 aggregated approximately $84,157,000.

There is also a contingent purchase price agreement in place amounting to 2 and 1/2% of net income of a subsidiary not to exceed $125,000 through 1996. Any payments of the contingent purchase price will increase the excess of cost over net assets of acquired businesses. The amount paid or accrued under this arrangement was $23,000, $47,000 and $9,000 in 1993, 1994 and 1995,
respectively.

From time to time, the Company or its subsidiaries are defendants in legal actions involving claims arising in the normal course of its business. The Company believes that, as a result of its legal defenses and insurance arrangements, none of these actions, if decided adversely, would have a material effect on its business or financial condition taken as a whole.

The Company may from time to time enter into forward commitments to sell residential first mortgage loans to reduce risk associated with originating and holding loans for sale.

The Company has accrued $164,000 for two former operating locations to record the potential liability for environmental contamination at these two sites. The Company believes that the total cost for this environmental liability will not exceed the amount accrued.

22.       FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information whether or not recognized in the balance sheet, when it is practicable to estimate the fair value. SFAS 107 defines a financial instrument as cash, evidence of an ownership interest in an entity or contractual obligations which require the exchange of cash or financial instruments. Certain items are specifically excluded from the disclosure requirements, including the Company's common stock, property and equipment and other assets and liabilities.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

For these short-term instruments, the carrying amount is a reasonable estimate of fair value.

RECEIVABLES

For residential mortgages, SBA loans and automobile loans fair value is estimated using the market prices received on recent sales or securitizations of these loans in the secondary market.

INVESTMENT IN MORTGAGE LOANS HELD FOR SALE

Fair value for investment in mortgage loans held for sale is determined using the anticipated premium to be derived from the sale of the mortgage loans in the secondary market.

INVESTMENT IN ASSET-BACKED SECURITIES

Fair value of the investment in asset-backed securities approximates the carrying amount.

INVESTOR SAVINGS

Due to their short-term maturity, usually one year, the fair value of the notes due investors and subordinated debentures is the current carrying amount.

NOTES PAYABLE TO BANKS AND OTHER

The fair value of notes payable to banks and other approximates the carrying amount.

COMMITMENTS TO EXTEND CREDIT

The fair value of commitments to extend credit is determined by using the anticipated market prices that the loans will generate in the secondary market.

The estimated fair values of the Company's financial instruments at December 31, were as follows:

                                                                                                   1995
                                                                                       ---------------------------
                                                                                         CARRYING         FAIR
                                                                                          AMOUNT          VALUE
                                                                                       -----------      ----------
                                                                                              (IN THOUSANDS)
Financial Assets:
  Cash and cash equivalents                                                            $     1,560      $    1,560
  Loans receivable - net                                                                   103,865         107,520
  Investment in mortgage loans held for sale                                                22,593          23,526
  Investment in asset-backed securities                                                      1,477           1,477

Financial Liabilities
  (Investor savings):
    Notes due to investors                                                             $    82,132      $   82,132
    Subordinated debentures                                                                 16,185          16,185
  Notes payable to banks and other                                                          31,633          31,633
  Commitments to extend credit                                                              84,157          89,711

23.       PARENT COMPANY FINANCIAL INFORMATION

The following is condensed financial information of Emergent Group, Inc. (parent company only):

                           CONDENSED BALANCE SHEETS

                                                                                               DECEMBER 31,
                                                                                       ------------------------------
                                                                                            1994             1995
                                                                                       --------------   -------------
      ASSETS                                                                                   (IN THOUSANDS)
Cash and cash equivalents                                                              $          110   $         363
Short-term investments                                                                            597              --
Receivable from subsidiaries                                                                    4,016              --
Property and equipment, net                                                                       180             139
Investment in subsidiaries, net of allowance of $2,100 in 1994                                  5,215           9,195
Notes receivable, net                                                                             920             683
Other investments                                                                                  --           1,000
Other assets                                                                                      255             234
                                                                                       --------------   -------------
                                                                                       $       11,293   $      11,614
                                                                                       ==============   =============

    LIABILITIES AND SHAREHOLDERS' EQUITY
Accrued expenses and other liabilities                                                 $        1,593   $       1,729
Shareholders' equity                                                                            9,700           9,885
                                                                                       --------------   -------------
                                                                                       $       11,293   $      11,614
                                                                                       ==============   =============

                         CONDENSED STATEMENTS OF INCOME

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                      -----------------------------------------------
                                                                           1993             1994             1995
                                                                      -------------    --------------   -------------
                                                                                       (IN THOUSANDS)
      REVENUES
Interest                                                              $         103    $          158   $         313
Gain on disposal of assets                                                        4                --              66
Management fees                                                                 216               455             570
Other                                                                            22                 6              42
                                                                      -------------    --------------   -------------
                                                                                345               619             991
      EXPENSES
Interest                                                                        369               255             152
General and administrative                                                      801             1,537             862
Other                                                                            40               231              --
                                                                      -------------    --------------   -------------
                                                                              1,210             2,023           1,014
                                                                      -------------    --------------   -------------

Loss from continuing operations before income taxes                            (865)           (1,404)            (23)
Income tax expense (benefit)                                                   (556)              468             (23)

Discontinued operations
  Income from operations, net of income tax                                     625               467              12
  Gain (loss) on disposal                                                        --               672          (2,391)
                                                                      -------------    --------------   -------------
                                                                                625             1,139          (2,379)

Equity in income of subsidiaries                                                768             3,071           3,036
Cumulative effect of change in method of accounting
  for income taxes                                                              113                --              --
                                                                      -------------    --------------   -------------

Net income                                                            $       1,197    $        2,338   $         657
                                                                      =============    ==============   =============

                       CONDENSED STATEMENTS OF CASH FLOWS

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                      -----------------------------------------------
                                                                           1993             1994             1995
                                                                      -------------    --------------   -------------
      OPERATING ACTIVITIES                                                             (IN THOUSANDS)
Net income                                                            $       1,197    $        2,338   $         657
Adjustments to reconcile net income to net
  cash provided by (used in) operating activities
  Depreciation and amortization                                                 358               367              26
  Gain on sale of property and equipment                                         (4)           (2,187)            (66)
  Reserve for devaluation of subsidiary                                          --             2,100              --
  Gain on sale of subsidiary                                                     --              (585)         (1,257)
  Decrease (increase) in due from subsidiaries                                  (97)             (813)            306
  Increase in investment in subsidiaries                                       (904)           (2,358)         (3,323)
  Write-off of notes receivable from discontinued operations                     --                --           3,648
  Revenues recorded under an assigned operating lease                          (789)             (657)             --
  Interest expense from assignment of an operating lease                        297               207              --
  Decrease (increase) in other assets                                           435               (83)             59
  (Decrease) increase in other liabilities                                     (311)            1,186            (272)
                                                                      -------------    --------------   -------------
Cash provided by (used in) operating activities                                 182              (485)           (222)
                                                                      -------------    --------------   -------------

         INVESTING ACTIVITIES

Cash received in advances from subsidiaries                                     700               250           3,891
Loans advanced to subsidiary                                                   (400)             (907)         (2,041)
Payments to subsidiary on loans                                                  --                --            (300)
Payments received from subsidiaries                                             100                --              --
Proceeds from sale of short-term investments                                  1,000               350             597
Purchase of short-term investments                                             (947)               --              --
Cash paid for purchase of subsidiary                                           (836)               --              --
Purchase of property and equipment                                               (8)              (21)            (25)
Proceeds from sale of property and equipment                                      4             1,201             112
Proceeds from sale of subsidiary                                                 --                20              --
Loan advance to former subsidiary                                                --                --            (200)
Payments received on notes receivable                                            --                --             236
Purchase of investment in partnership                                            --                --          (1,000)
                                                                      -------------    --------------   -------------
Cash provided by (used in) investing activities                                (387)              893           1,270
                                                                      -------------    --------------   -------------

         FINANCING ACTIVITIES

Payments made on notes payable                                                 (279)             (279)           (279)
Purchase of stock purchase warrants                                              (3)               --              --
Purchase of stock under Tender Offer                                             --                --            (568)
Proceeds from exercise of stock options                                          --                --              52
                                                                      -------------    --------------   -------------
Cash used in financing activities                                              (282)             (279)           (795)
                                                                      -------------    --------------   -------------
Net increase (decrease) in cash and cash equivalents                           (487)              129             253

Cash at the beginning of the year                                               468               (19)            110
                                                                      -------------    --------------   -------------
Cash at the end of the year                                           $         (19)   $          110   $         363
                                                                      =============    ==============   =============